AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 27, 2002

                                                      REGISTRATION NOS. 333-5039
                                                                        811-7643
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                           SECURITIES ACT OF 1933                            |X|
                           PRE-EFFECTIVE AMENDMENT NO.

                       POST-EFFECTIVE AMENDMENT NO. 9                        |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                        |X|

                              AMENDMENT NO. 11                               |X|

                        (CHECK APPROPRIATE BOX OR BOXES)

                               ------------------

                          PHOENIX-ABERDEEN SERIES FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               ------------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS         01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)
                C/O PHOENIX EQUITY PLANNING--SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               ------------------


                             RICHARD J. WIRTH, ESQ.
          VICE PRESIDENT AND INSURANCE AND INVESTMENT PRODUCTS COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                               ------------------

   It is proposed that this filing will become effective (check appropriate box)

   [X] immediately upon filing pursuant to paragraph (b)
   [ ] on November 27, 2002 pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on         pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on         pursuant to paragraph (a)(ii) of Rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                          PHOENIX-ABERDEEN SERIES FUND

                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)
                        UNDER THE SECURITIES ACT OF 1933

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages................................       Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance......       Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table............................       Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
         and Related Risks.......................................       Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance...............       Performance Tables
6.     Management, Organization, and Capital Structure...........       Management of the Fund
7.     Shareholder Information...................................       Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements.................................       Sales Charges
9.     Financial Highlights Information..........................       Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C
INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE
          ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                                                                     Prospectus

November 27, 2002

   ABERDEEN
   PHOENIX-ABERDEEN
   NEW ASIA FUND




                                                     Neither the Securities and Exchange Commission
                                                     nor any state securities commission has approved
                                                     or disapproved of these securities or determined
                                                     if this prospectus is truthful or complete. Any
                                                     representation to the contrary is a criminal offense.

                                                     This prospectus contains important information
   [Logo] PHOENIX                                    that you should know before investing in the
          INVESTMENT PARTNERS, LTD.                  Phoenix-Aberdeen New Asia Fund. Please read
          A member of The Phoenix Companies, Inc.    it carefully and retain it for future reference.


                      PHOENIX-ABERDEEN NEW ASIA FUND
--------------------------------------------------------------------------------



                      TABLE OF CONTENTS

                      Investment Risk and Return Summary..................................................    1
                      Fund Expenses.......................................................................    4
                      Additional Investment Techniques....................................................    5
                      Management of the Fund..............................................................    7
                      Pricing of Fund Shares..............................................................    8
                      Sales Charges.......................................................................    9
                      Your Account........................................................................   11
                      How to Buy Shares...................................................................   13
                      How to Sell Shares..................................................................   13
                      Things You Should Know When Selling Shares..........................................   14
                      Account Policies....................................................................   15
                      Investor Services...................................................................   17
                      Tax Status of Distributions.........................................................   17
                      Financial Highlights................................................................   18


PHOENIX-ABERDEEN NEW ASIA FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE
The Phoenix-Aberdeen New Asia Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund intends to invest at least 80% of its assets in equity securities, primarily common stocks, of issuers located in at least three different countries throughout Asia, other than Japan.


> The fund's subadviser uses a bottom-up, top-down approach that seeks growth at a reasonable price.

> The subadviser's process begins by using primary research to select individual securities based upon factors such as: industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.


> Primarily, investments will be in regions of Asian countries that have more established markets; however, country or geographic region decisions are secondary to security selection. Factors considered when reviewing country and geographic region weightings include: prospects for relative economic growth among Asian countries; expected levels of inflation; governmental policies influencing business decisions; relative price levels of the various capital markets; the outlook for currency relationships; and the range of individual investment opportunities available.

Temporary Investment Strategy: Under abnormal market or economic conditions, the fund may invest up to 100% of its assets in domestic (U.S.) and foreign (non-U.S.) short-term money market instruments, including but not limited to, government obligations, certificates of deposit, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.



                                               Phoenix-Aberdeen New Asia Fund  1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.


GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FOREIGN INVESTING
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

        o less publicly available information about foreign countries;

        o political and economic instability within countries;

        o differences in financial reporting standards and transaction settlement systems;

        o the possibility of expropriation or confiscatory taxation; and

        o changes in investment or exchange regulations.


Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.


ASIAN SECURITIES
In addition to the general risks of foreign investment, Asian markets may present a number of higher than normal risk factors. China in particular, as well as certain other Asian countries, may be subject to a greater degree of economic, political and social instability as compared to the United States. Generally, Asian securities exhibit greater price volatility, are less liquid and have smaller market capitalizations. Asian countries suffer from currency devaluation and higher rates of inflation. There is also substantial government intervention in the economies of Asian countries; however, there is less government supervision and regulation of the securities markets and the participants in those markets. Foreign investment in certain Asian securities markets is restricted or controlled to varying degrees. These restrictions and controls may preclude investment in certain securities and limit repatriation of income and invested capital. In addition, transaction costs will generally be higher in Asian countries than in the U.S.


2  Phoenix-Aberdeen New Asia Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen New Asia Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year and over the life of the fund.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare with those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes is not necessarily an indication of how the fund will perform in the future.

                                [GRAPHIC OMITTED]
            CALENDAR YEAR             ANNUAL RETURN(%)
                1997                       -32.91
                1998                        -2.05
                1999                        50.96
                2000                       -17.46
                2001                        -1.04

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 28.64% (quarter ending June 30, 1999) and the lowest return for a quarter was -25.07% (quarter ending December 31, 1997). Year-to-date performance (through September 30, 2002) is -4.56%.

------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                                                        SINCE
  (FOR THE PERIODS ENDED 12/31/01)(1)                                  1 YEAR         5 YEARS     INCEPTION(2)
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                -6.73%         -5.25%          -4.78%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                             -7.03%         -5.89%          -5.43%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                             -4.10%         -4.43%          -4.06%
    and Sale of Fund Shares
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                               -5.92%         -4.88%          -4.48%
------------------------------------------------------------------------------------------------------------------
  S&P 500 Total Return Index(4)                                        -11.87%        10.73%          12.76%
------------------------------------------------------------------------------------------------------------------
  MSCIAC Asia Pacific Free Ex-Japan(5)                                 -2.40%         -8.42%          -7.43%(6)
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares and Class B Shares since September 4, 1996.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The S&P 500 Index is a measure of stock market total return performance. Index return does not reflect sales charges.

(5) The Morgan Stanley Capital International All Country Asia Pacific Free (except Japan) Index is an unmanaged, commonly used measure of stock market performance in Asia and the Pacific Basin. Index return does not reflect sales charges.

(6) Index performance since September 30, 1996.


                                               Phoenix-Aberdeen New Asia Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                   CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       5.75%                     None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                      5%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends         None                      None

Redemption Fee                                                      None                      None

Exchange Fee                                                        None                      None
                                                          ----------------------------------------------------

                                                                   CLASS A                   CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.85%                     0.85%


Distribution and Service (12b-1) Fees(c)                            0.25%                     1.00%

Other Expenses                                                      2.69%                     2.69%
                                                                    ----                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                             3.79%                     4.54%
                                                                    ====                      ====

----------
(a) The fund's investment adviser has agreed to reimburse through November 30, 2003, other operating expenses to the extent that such expenses exceed 1.00% for each class of shares. Actual Total Annual Operating Expenses for the Fund, after expense reimbursement, were 2.10% for Class A Shares and 2.85% for Class B Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4  Phoenix-Aberdeen New Asia Fund


-----------------------------------------------------------------------------------------------------------------
   CLASS                                    1 YEAR            3 YEARS            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                                   $934             $1,666             $2,416             $4,371
-----------------------------------------------------------------------------------------------------------------
   Class B                                   $855             $1,571             $2,296             $4,495

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                                    1 YEAR            3 YEARS            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                                   $455             $1,371             $2,296             $4,495

-----------------------------------------------------------------------------------------------------------------


Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.




ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------



In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:


CONVERTIBLE SECURITIES

The fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable non-convertible securities.


DEPOSITORY RECEIPTS

The fund may invest in American Depository Receipts (ADRs) and European Depository Receipts (EDRs). While investment in ADRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. ADRs, which are not sponsored by U.S. banks, and EDRs are subject to the same investment risks as foreign securities.


DERIVATIVES

The fund may use financial futures contracts and related options for hedging purposes. Derivatives may be less liquid than other securities and the counterparty to such transaction



                                               Phoenix-Aberdeen New Asia Fund  5
may not perform as expected. In addition, futures involve market risk in excess of their value, hedging transactions may limit returns, and premiums paid could be lost.

EMERGING MARKET INVESTING

The fund may invest in countries with markets that are not fully developed, so-called "emerging market countries." Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the adviser.


ILLIQUID SECURITIES

Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.


MUTUAL FUND INVESTING

The fund may invest in other mutual funds in order to take advantage of investment opportunities in certain countries where the fund otherwise would not have been able to invest. The assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear.


OTHER EQUITY SECURITIES

The fund may invest in preferred stocks and warrants. Preferred stocks may not fully participate in dividends.


REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the fund.


SECURITIES LENDING

The fund may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.




6  Phoenix-Aberdeen New Asia Fund

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.





MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISERS
Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment adviser to the fund and is located at One American Row, Hartford, Connecticut. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of The Phoenix Companies, Inc. and Aberdeen Fund Managers, Inc. As of September 30, 2002, PAIA had assets under management of $42.7 million.

Phoenix Investment Counsel, Inc. ("Phoenix"), the domestic subadviser to the fund, is located at 56 Prospect Street, Hartford, Connecticut and has acted as an investment adviser for over sixty years. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling two mutual funds and as adviser to institutional clients. As of September 30, 2002, Phoenix had $21.1 billion in assets under management.

Aberdeen Fund Managers, Inc. ("Aberdeen"), the foreign subadviser to the fund, is located at 300 S.E. 2nd Street, Ste. 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and through Aberdeen, U.S. mutual funds. As of September 30, 2002, Aberdeen Asset Management PLC had $37.1 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, the adviser is responsible for managing the fund's investment program and the general operations of the fund. As compensation for its services to the fund, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the average daily net assets of the fund. The adviser delegates certain investment decisions and functions to the subadvisers.

For providing cash management and other services to the fund as needed, PAIA pays a monthly fee to Phoenix equivalent to 0.15% of the average aggregate daily net asset value of the fund. For providing advisory services with respect to the fund's assets allocated from time to time by the adviser, PAIA pays a fee to Phoenix equivalent to 0.40% of the average daily net asset value of the assets of the fund so allocated.

For implementing certain portfolio transactions and providing research and other services to the fund, PAIA pays a monthly subadvisory fee to Aberdeen equivalent to 0.40% of the


                                               Phoenix-Aberdeen New Asia Fund  7
average aggregate daily net asset value of the New Asia Fund allocated to it by the adviser for management.

Additionally, for implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas Aberdeen shall engage the services of its affiliates, Abtrust Fund Managers Ltd. and Abtrust Fund Managers (Singapore) Limited for which such entities shall be paid a fee by Aberdeen.

The fund's investment adviser has agreed to reimburse through November 30, 2003 other operating expenses of the fund to the extent that such expenses exceed 1.00% for each class of shares of the fund.

During the fund's last fiscal year the fund paid management fees of $82,299.

PORTFOLIO MANAGEMENT
Hugh Young is the Portfolio Manager of the fund and as such is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Young has been employed as an Investment Director for Aberdeen since 1988.




PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:


        o adding the values of all securities and other assets of the fund;

        o subtracting liabilities; and

        o dividing the result by the total number of outstanding shares of the fund.


Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such


8  Phoenix-Aberdeen New Asia Fund
as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.


The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Since the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.




SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers two classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorizes the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these


                                               Phoenix-Aberdeen New Asia Fund  9
fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                 ------------------------------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                                  OFFERING                           AMOUNT
AT OFFERING PRICE                                             PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


Class B Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the following rates. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on


10  Phoenix-Aberdeen New Asia Fund
increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month.



DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR            1           2           3            4           5            6+
--------------------------------------------------------------------------------
CDSC            5%          4%          3%           2%          2%           0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


The fund has established the following preferred methods of payment for fund shares:

       o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

       o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

       o Wire transfers or Automated Clearing House (ACH ) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the fund.




                                              Phoenix-Aberdeen New Asia Fund  11

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


       o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.


       o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

       o $500 for all other accounts.

Minimum ADDITIONAL investments:

       o $25 for any account.

       o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


The fund reserves the right to refuse a purchase order for any reason.


STEP 2.


Your second choice will be what class of shares to buy. The fund offers two classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

       o Receive both dividends and capital gain distributions in additional shares;

       o Receive dividends in additional shares and capital gain distributions in cash;

       o Receive dividends in cash and capital gain distributions in additional shares; or

       o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


12  Phoenix-Aberdeen New Asia Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------


 ------------------------------ ------------------------------------------------
                                TO OPEN AN ACCOUNT
 ------------------------------ ------------------------------------------------
 Through a financial advisor    Contact your advisor. Some advisors may charge
                                a fee and may set different minimum investments
                                or limitations on buying shares.
 ------------------------------ ------------------------------------------------
 Through the mail               Complete a New Account Application and send it
                                with a check payable to the fund. Mail them to:
                                State Street Bank, P.O. Box 8301, Boston, MA
                                02266-8301.
 ------------------------------ ------------------------------------------------
 By Federal Funds wire          Call us at (800) 243-1574 (press 1, then 0).
 ------------------------------ ------------------------------------------------
 Through express delivery       Complete a New Account Application and send it
                                with a check payable to the fund. Send them to:
                                Boston Financial Data Services, Attn: Phoenix
                                Funds, 66 Brooks Drive, Braintree, MA 02184.
 ------------------------------ ------------------------------------------------
 By Investo-Matic               Complete the appropriate section on the
                                application and send it with your initial
                                investment payable to the fund. Mail them to:
                                State Street Bank, P.O. Box 8301, Boston, MA
                                02266-8301.
 ------------------------------ ------------------------------------------------
 By telephone exchange          Call us at (800) 243-1574 (press 1, then 0).
 ------------------------------ ------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------



You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.




                                              Phoenix-Aberdeen New Asia Fund  13

------------------------------- ------------------------------------------------
                                TO SELL SHARES
------------------------------- ------------------------------------------------
Through a financial advisor     Contact your advisor. Some advisors may charge
                                a fee and may set different minimums on
                                redemptions of accounts.
------------------------------- ------------------------------------------------
Through the mail                Send a letter of instruction and any share
                                certificates (if you hold certificate shares)
                                to: State Street Bank, P.O. Box 8301, Boston, MA
                                02266-8301. Be sure to include the registered
                                owner's name, fund and account number, and
                                number of shares or dollar value you wish to
                                sell.
------------------------------- ------------------------------------------------
Through express delivery        Send a letter of instruction and any share
                                certificates (if you hold certificate shares)
                                to: Boston Financial Data Services, Attn:
                                Phoenix Funds, 66 Brooks Drive, Braintree, MA
                                02184. Be sure to include the registered owner's
                                name, fund and account number, and number of
                                shares or dollar value you wish to sell.
------------------------------- ------------------------------------------------
By telephone                    For sales up to $50,000, requests can be made
                                by calling (800) 243-1574.
------------------------------- ------------------------------------------------
By telephone exchange           Call us at (800) 243-1574 (press 1, then 0).
------------------------------- ------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:


     Send a clear letter of instructions if all of these apply:

     o The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.


14  Phoenix-Aberdeen New Asia Fund

     Send a clear letter of instructions with a signature guarantee when any of these apply:

     o You are selling more than $50,000 worth of shares.


     o The name or address on the account has changed within the last 30 days.


     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares or Class B Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


                                              Phoenix-Aberdeen New Asia Fund  15

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.



DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.



EXCHANGE PRIVILEGES
You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


     o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


     o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

     o The amount of the exchange must be equal to or greater than the minimum initial investment required.

     o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.


     o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily suspend or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited and the fund's distributor has the right to reject or suspend them.



RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information call (800) 243-4361.



16  Phoenix-Aberdeen New Asia Fund

INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25 and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.




TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------



The fund plans to make distributions from net investment income semiannually and to distribute net realized capital gains, if any, at least annually.

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                              Phoenix-Aberdeen New Asia Fund  17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.




                                                                         CLASS A
                                          --------------------------------------------------------------------
                                                                    YEAR ENDED JULY 31,

                                              2002          2001          2000        1999         1998
                                             ------        ------        ------      ------       ------
Net asset value, beginning of period        $ 7.25        $ 8.58        $ 8.23      $ 5.45       $10.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                   0.17          0.08          0.15        0.07         0.06
   Net realized and unrealized gain (loss)    1.07         (1.25)         0.20        2.78        (4.75)
                                             -----         -----         -----       -----        -----
     TOTAL FROM INVESTMENT OPERATIONS         1.24         (1.17)         0.35        2.85        (4.69)
                                             -----         -----         -----       -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.06)        (0.16)           --       (0.07)       (0.30)
                                             -----         -----         -----       -----        -----
     TOTAL DISTRIBUTIONS                     (0.06)        (0.16)           --       (0.07)       (0.30)
                                             -----         -----         -----       -----        -----
Change in net asset value                     1.18         (1.33)         0.35        2.78        (4.99)
                                             -----         -----         -----       -----        -----
NET ASSET VALUE, END OF PERIOD              $ 8.43        $ 7.25        $ 8.58      $ 8.23       $ 5.45
                                            ======        ======        ======      ======       ======
Total return(2)                              17.07%       (13.60)%        4.25%      52.94%      (45.29)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)    $9,279        $6,772        $9,638      $9,068       $6,352
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                      2.10%         2.10%         2.10%       2.10%        2.10%
   Net investment income                      1.96%         0.97%         1.63%       1.03%        0.89%
Portfolio turnover                              32%           58%           67%         38%          44%

----------


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.42%, 3.18%, 3.07%, 3.11% and 3.12% for the periods ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.79%, 4.02%, 3.41%, 3.20% and 3.52% for the periods ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.



18  Phoenix-Aberdeen New Asia Fund

--------------------------------------------------------------------------------



                                                                         CLASS B
                                          --------------------------------------------------------------------
                                                                    YEAR ENDED JULY 31,

                                              2002          2001          2000        1999         1998
                                             ------        ------        ------      ------       ------
Net asset value, beginning of period         $ 7.12        $ 8.41        $ 8.13       $ 5.40      $10.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                    0.11          0.02          0.08         0.02        0.01
   Net realized and unrealized gain (loss)     1.05         (1.22)         0.20         2.75       (4.73)
                                              -----         -----         -----        -----       -----
     TOTAL FROM INVESTMENT OPERATIONS          1.16         (1.20)         0.28         2.77       (4.72)
                                              -----         -----         -----        -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income          --         (0.09)           --        (0.04)      (0.27)
                                              -----         -----         -----        -----       -----
     TOTAL DISTRIBUTIONS                         --         (0.09)           --        (0.04)      (0.27)
                                              -----         -----         -----        -----       -----
Change in net asset value                      1.16         (1.29)         0.28         2.73       (4.99)
                                              -----         -----         -----        -----       -----
NET ASSET VALUE, END OF PERIOD               $ 8.28        $ 7.12        $ 8.41       $ 8.13      $ 5.40
                                             ======        ======        ======       ======      ======
Total return(2)                               16.13%       (14.17)%        3.44%       51.68%     (45.83)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)     $2,798        $2,473        $3,317       $3,481      $2,756
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                       2.85%         2.85%         2.85%        2.85%       2.85%
   Net investment income                       1.32%         0.21%         0.83%        0.03%       0.18%
Portfolio turnover                               32%           58%           67%          38%         44%

----------


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.57%, 4.78%, 4.15%, 3.95% and 4.27% for the periods ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.



                                              Phoenix-Aberdeen New Asia Fund  19

       PHOENIX EQUITY PLANNING CORPORATION
       P.O. Box 150480
       Hartford, CT 06115-0480



[Logo] PHOENIX
       INVESTMENT PARTNERS, LTD.
       A member of The Phoenix Companies, Inc.




       For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PhoenixInvestments.com.

       ADDITIONAL INFORMATION
       You can find more information about the fund in the following documents:

       ANNUAL AND SEMIANNUAL REPORTS
       Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI)
       The SAI contains more detailed information about the fund. It is
       incorporated by reference and is legally part of the prospectus.                   E-DELIVERY
                                                                                          OF YOUR FUND
       You may obtain a free copy of these documents by writing to Phoenix                COMMUNICATIONS
       Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480,                  NOW AVAILABLE!
       Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting
       PhoenixInvestments.com.                                                            To sign up, go to
                                                                                          the Individual
       Information about the fund (including the SAI) can be reviewed and copied          Investors area at
       at the Securities and Exchange Commission's (SEC) Public Reference Room            PhoenixInvestments.com
       in Washington, DC. For information about the operation of the Public               and log in. Select an
       Reference Room, call 1-202-942-8090. This information is also available            account, then click the
       on the SEC's Internet site at http://www.sec.gov. You may also obtain              "E-Delivery" button.
       copies upon payment of a duplicating fee by writing the Public Reference
       Section of the SEC, Washington, DC 20549-6009 or by electronic request at
       publicinfo@sec.gov.

       Mutual Fund Services: 1-800-243-1574         Telephone Orders: 1-800-367-5877
       Advisor Consulting Group: 1-800-243-4361     Text Telephone: 1-800-243-1926


       Investment Company Act File No. 811-7643
       PXP 1757 (11/02)


                                                                     [Version A]

                         PHOENIX-ABERDEEN NEW ASIA FUND


                                101 Munson Street
                              Greenfield, MA 01301



                       STATEMENT OF ADDITIONAL INFORMATION

                                November 27, 2002

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Aberdeen Series Fund dated November 27, 2002, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the fund's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the fund's Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.




                                TABLE OF CONTENTS
                                                                            PAGE

The Trust...................................................................   1
Investment Restrictions.....................................................   1
Investment Techniques & Risks...............................................   2
Performance Information ....................................................   6
Portfolio Transactions and Brokerage........................................   7
Services of the Advisers....................................................   8
Services of the Administrator...............................................  10
Net Asset Value.............................................................  11
How to Buy Shares...........................................................  11
Alternative Purchase Arrangements...........................................  11
Investor Account Services...................................................  14
How to Redeem Shares........................................................  15
Tax Sheltered Retirement Plans..............................................  16
Dividends, Distributions and Taxes..........................................  17
The Distributor.............................................................  18
Distribution Plans..........................................................  20
Management of the Trust ....................................................  21
Additional Information......................................................  26




                      Mutual Fund Services: (800) 243-1574
                    Advisor Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926










PXP 1757B (11/02)

                                    THE TRUST

   Phoenix-Aberdeen Series Fund (the "Trust") is a diversified, open-end management investment company, consisting currently of one series, the Phoenix-Aberdeen New Asia Fund ("New Asia" or the "Fund"), with two classes of shares. The Trust was originally organized as a Massachusetts business trust in May 1996, and was reorganized as a business trust under Delaware law in November 2000.

   The Trust's prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.



                             INVESTMENT RESTRICTIONS


   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.


     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

     (8) Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The fund may utilize the following practices or techniques in pursuing its investment objectives:


ADDITIONAL RISK FACTORS

   As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into U.S. dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to U.S. dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.


   While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EMERGING MARKET SECURITIES

   The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund, due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, which present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund, any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. The Fund may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. See "Foreign Currency Transactions" below. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, the Fund utilizing this investment technique will be required to deposit in a pledged account with the Fund's custodian bank with respect to such Fund, an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum, however, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.


   Should the Fund utilize this investment technique, the Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. Should the Fund utilize this investment technique, the Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. Should the Fund utilize this investment technique, the Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto, will be deposited in a pledged account with the Fund's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. Should the Fund utilize this investment technique, the Fund will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.


   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.


   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures or options contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose a potentially unlimited amount of money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.


   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

FOREIGN CURRENCY TRANSACTIONS

   The Fund may engage in foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Fund's custodian banks will segregate any asset, including equity securities and non-investment grade debt securities, so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines additional cash or securities will be added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Fund will not enter into forward contracts with terms longer than one year.

   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. A call option gives its owner the right but not the obligation, to buy the currency, while a put option gives its owner the right but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options, any time, prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing, a foreign currency option can protect the Fund utilizing this technique against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency, but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, the Fund will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts. To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, the Fund will not enter into a futures contract or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund, plus premiums paid by it for open options on futures, would exceed 5% of the Fund's total assets. The Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and
(3) cash proceeds from investments due in 30 days.


LENDING PORTFOLIO SECURITIES

   The Fund may lend portfolio securities to broker-dealers and other financial institutions provided that such loans are callable at any time by the Fund and that such loans are at all times secured by collateral held by the Fund at least equal to 102% of the market value determined daily of the loaned securities. Should the Fund utilize this investment technique, the Fund will continue to receive any income on the loaned securities and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan the borrower will be required to return the securities to the Fund and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit there are risks of delay in recovery of the loaned securities and in some cases, loss of rights in the collateral should the borrower of the securities fail financially. However loans of portfolio securities will be made only to firms considered by the Funds to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

REPURCHASE AGREEMENTS

   Repurchase agreements, as described in the Fund's Prospectus, will be entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy. The Trustees of the Fund will monitor the Fund's repurchase agreement transactions periodically and, with the Fund's investment adviser, will consider standards which the Fund's investment adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Funds acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.


                             PERFORMANCE INFORMATION

   The Fund may, from time-to-time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of the Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of the Fund over periods of 1, 5 and 10 years or up to the life of the Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions are reinvested when paid.

   The Fund may, from time-to-time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), Standard & Poor's 400 MidCap Index ("S&P 400 Index"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Fund's and the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time-to-time, the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gain components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

   The average annual total return for the Class A Shares and Class B Shares of the Fund for the indicated periods were as follows:

                                   AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2002
                                                                                                      COMMENCEMENT
                                                             YEAR ENDED        FIVE YEARS ENDED     OF OPERATIONS TO
                                                              07/31/02             07/31/02            07/31/02(1)
                                                              --------             --------            --------
New Asia Fund
Class A
   Return Before Taxes                                        10.33%                 -3.65%               -2.30%
   Return After Taxes on Distribution                          9.98%                 -4.31%               -2.90%
   Return After Taxes on Distributions and                     6.31%                  3.23%               -2.14%
     Sale of Fund Shares
Class B  Return Before Taxes                                  12.13%                  3.27%               -2.07%

(1) Class A Shares and Class B Shares since September 4, 1996.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


   The Adviser and/or Subadviser (throughout this section the "Adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.


   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders.


   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.

   For the fiscal years ended July 31, 2000, 2001 and 2002 brokerage commission paid by the Trust on portfolio transactions totaled $149,632, $138,704 and $78,587, respectively. In fiscal years ended July 31, 2000, 2001 and 2002, no commissions were paid to any affiliate for portfolio transactions. Brokerage commissions of $29,655 paid during the fiscal year ended July 31, 2002, were paid on portfolio transactions aggregating $15,600,291 executed by brokers who provided research and other statistical information.



                            SERVICES OF THE ADVISERS


   The Trust's investment adviser is Phoenix-Aberdeen International Advisors, LLC (the "Adviser"), which is a Delaware limited liability company formed in 1996 and having a place of business located at One American Row, Hartford, Connecticut 06102. The Adviser is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of The Phoenix Companies, Inc. ("PNX"), and Aberdeen Fund Managers Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. Based upon the diverse range of portfolio holdings contemplated and the expertise available through certain affiliates, the Adviser has engaged Phoenix Investment Counsel, Inc. ("PIC") and Aberdeen Fund Managers Inc. ("Aberdeen") as subadvisers.

   PNX is a leading provider of wealth management products and services to individuals and businesses. The principal office of PNX is located at One American Row, Hartford, Connecticut, 06115. Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of PNX and has served investors for over 70 years. As of September 30, 2002, PXP had approximately $53.2 billion in assets under management through its investment partners:
Aberdeen Fund Managers Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.

   PIC is located at 56 Prospect Street, Hartford, Connecticut, 06115. PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 2002, PIC had approximately $21.1 billion in assets under management.

Aberdeen is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser to the Fund since its inception in 1996. As of September 30, 2002, Aberdeen Asset Management PLC had $37.1 billion in assets under management.

   Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC, and its parent's wholly-owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited, for which such entities shall be paid a fee by Aberdeen. Aberdeen and Aberdeen Asset Management Asia Limited have executed an investment management agreement for the Phoenix-Aberdeen New Asia Series. Aberdeen Asset Management Asia Limited executes far east portfolio management on behalf of Aberdeen.

   In the United Kingdom, the Financial Services Authority (FSA) is investigating Aberdeen Asset Managers Limited (AAML) and Aberdeen Unit Trust Managers Limited, which are both associated companies of Aberdeen Fund Managers Inc., in respect of the management and possible misselling of Aberdeen Progressive Growth Unit Trust. The FSA is also investigating AAML in respect of the management of Split Capital Closed End Funds. This part of the investment trust sector in which AAML is active. It is the Aberdeen's view that the commencement of the investigation in no way affects its ability to discharge its obligations in respect of the Fund.

   The investment advisory agreements provide that the Fund will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in any public offering of its shares, including among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates (if any) representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Fund shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

   The Adviser continuously furnishes an investment program for the Fund and manages the investment and reinvestment of the assets of the Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust.

   As compensation for its services to the Fund, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the Fund's average daily net assets. For providing cash management and other services to the Fund, as needed, the Adviser pays a monthly fee to PIC equivalent to 0.15% of the average daily net asset value of the Fund. For providing advisory services with respect to the Trust's assets allocated from time-to-time by the Adviser, the Adviser pays a fee to PIC equivalent to 0.40% of the average daily net asset value of the assets of the Fund, so allocated. For implementing certain portfolio transactions and providing research and other services to the Fund, the Adviser also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to 0.40% of the average daily net asset value of the New Asia Fund allocated to it by the Adviser for management. Total management fees for the fiscal years ended July 31, 2000, 2001 and 2002 for the New Asia Fund were $115,170, $88,471 and $83,299, respectively.

   The Investment Advisory Agreement with the Fund provides that the Adviser will reimburse the Fund for the amount, if any, by which the total operating expenses of the Fund (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of the Fund are then qualified for sale. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation.

   The investment advisory agreements also provide that each adviser shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Each agreement continues from year-to-year with respect to the Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding voting securities of such Fund and (2) the terms and any renewal of the agreements with respect to the Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons," as that term is defined in the Investment Company Act of 1940, of the Fund or the relevant adviser, of any such party cast in person at a meeting called for the purpose of voting on such approval. On sixty days written notice and without payment of any penalty the agreements may be terminated as to the Fund by the Trustees or by the relevant adviser and may be terminated as to the Fund by a vote of the majority of the outstanding voting securities of the Fund. Each agreement automatically terminates upon its assignment (within the meaning of the Investment Company Act). The Investment Advisory Agreement provides that upon its termination, or at the request of the adviser, the Fund will eliminate all references to "Phoenix" and/or "Phoenix-Aberdeen" from its name, and will not thereafter transact business in a name using the word "Phoenix" or "Phoenix-Aberdeen."


   The Trust, its Adviser and Subadvisers, and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
   The Board of Trustees is responsible for overseeing the performance of the Fund's investment advisers and subadvisers and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Fund. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that the Fund was at or close to the median in each category reviewed, except for non-management expenses which were higher than the median. The Board considered, however, the Fund's relatively small asset size in relation to some of the fund's in its peer group and also management's reimbursement of expenses of the fund over a certain threshold. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



                          SERVICES OF THE ADMINISTRATOR


   Phoenix Investment Partners, Ltd. (the "Administrator") serves as administrator for the Trust. Under the terms of the Administration Agreement, the Administrator will assist in maintaining office facilities, furnish clerical services, office supplies and stationery, prepare and file tax returns of the Trust, monitor the Trust's expense accruals and pay all expenses upon proper authorization from the Trust, monitor the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, monitor and make recommendations concerning fidelity bond coverage, monitor compliance with the policies and limitations of the Fund as set forth in the Fund's governing documents, supervise the external audit and tax return preparation by the Trust's auditor, and prepare and/or coordinate all materials for the Board of Trustees' meetings. As compensation, the Administrator receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the fiscal years ended July 31, 2000, 2001 and 2002 the administration fees for the New Asia Fund were $20,324, $15,612 and $47,682, respectively.


   The Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the Trust's Board of Trustees including a majority of the trustees who are not interested persons or by a vote of a majority of the outstanding voting securities of the Trust. The Agreement automatically terminates upon its assignment and may be terminated by either party at any time upon not less than 60 days written notice.

                                 NET ASSET VALUE


   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States' national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for a Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that Class. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information.


CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.


   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.


   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS A SHARES-REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third-party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon
reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund;
(g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.


                            INVESTOR ACCOUNT SERVICES


   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.


EXCHANGES

   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon the Fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60-day period, the shareholder has the right to add to the account to bring its value to $200 or more. A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.


BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.


REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to this privilege.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:


   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");


   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.


   Alternatively, Class B Shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of the Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


   The Fund intends to remain qualified as a regulated investment company under certain provisions of the Internal Revenue Code, as amended ("Code"). Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities. If, in any taxable year, the Fund does not qualify as a regulated investment company, all of the Fund's taxable income will be taxed to the Fund at corporate rates.

   The Code imposes a 4% non-deductible excise tax on a regulated investment company, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November or December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Fund in January of the following year.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding the charge incurred in a acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid of the new shares.

   Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund's backup withholding at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, as the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

   The Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a dept security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Fund during a taxable year or held by the Fund at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

   The Fund may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to quality for treaty tax benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes will not be affected by such "pass through" of foreign tax credits.

   If the Fund invests in stocks of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of the "excess distribution" with respect to, or gain from, the disposition of such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the excess distribution or disposition would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from ownership of foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholder.


   The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the Federal tax treatment discussed herein. Shareholders are advised to consult with their tax advisor or attorney.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, at the rate in effect when such payments are made for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.


   Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), an indirect, wholly-owned subsidiary of Phoenix and an affiliate of PIC, serves as Distributor for the Fund. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 2000, 2001 and 2002, purchasers of the Trust's Fund shares paid aggregate sales charges of $93,323, $105,977 and $61,932, respectively, of which the Distributor for the Trust received net commissions of $43,760, $37,402 and $26,725, respectively, for its services, the balance being paid to dealers. For the fiscal year ended July 31, 2002, the Distributor of the Trust received net commissions of $3,917 for Class A Shares and deferred sales charges of $22,808 for Class B Shares.


   The Underwriting Agreement may be terminated at any time upon not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time-to- time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third-party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A Shares and Class B Shares, 0.10% on sales of Class A Shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

SERVICES AS FINANCIAL AGENT

   Equity Planning also acts as financial agent of the Trust and as such performs bookkeeping and pricing functions for the Fund. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:


               First $200 million                                   .085%
               $200 million to $400 million                          .05%
               $400 million to $600 million                          .03%
               $600 million to $800 million                          .02%
               $800 million to $1 billion                           .015%
               Greater than $1 billion                             .0125%


   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. For its services during the Trust's fiscal years ended July 31, 2000, 2001 and 2002, Equity Planning received $115,279, $104,988 and $103,703, respectively.


                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each Class of Shares (i.e., a plan for the Class A Shares and a plan for the Class B Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund. Class B Shares pay a distribution fee based on average daily net assets at a rate of 0.75% per annum.


   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually to determine whether the Plans will be continued. By its terms, continuation of the Plans from year-to-year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.

   For the fiscal year ended July 31, 2002, the Trust paid Rule 12b-1 Fees in the amount of $148,069, of which the principal underwriter received $99,666, WS Griffith Securities, Inc., an affiliate, received $7,538 and unaffiliated broker-dealers received $40,865. 12b-1 Fees paid by the Trust during last fiscal year were spent on: (1) advertising, $259,186; (2) printing and mailing of prospectuses to other than current shareholders, $11,889; (3) compensation to dealers, $307,388; (4) compensation to sales personnel, $617,539; (5) service costs, $63,844 and (6) other, $125,193.


   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                        INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------             -----------      ----------               ---------------------------------------
*Robert Chesek (67)                Served since          31          Currently retired.
                                   1996.

E. Virgil Conway (72)              Served since          33          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1996.                             since 2001. Trustee/Director, Pace University
101 Park Avenue                                                      (1978-present), Urstadt Biddle Property Corp.
New York, NY 10178                                                   (1989-present), Greater New York Councils, Boy Scouts of
                                                                     America (1985-present), Josiah Macy, Jr., Foundation
                                                                     (1975-present), Realty Foundation of New York (1972-present),
                                                                     New York Housing Partnership Development Corp. (Chairman)
                                                                     (1981-present) and Academy of Political Science (Vice Chairman)
                                                                     (1985 to present). Chairman, Metropolitan Transportation
                                                                     Authority (1992-2001). Trustee/Director, Consolidated Edison
                                                                     Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                     Insurance Company (1974-2002), Centennial Insurance Company
                                                                     (1974-2002), Union Pacific Corp. (1978-2002), Blackrock Freddie
                                                                     Mac Mortgage Securities Fund (Advisory Director) (1990-2002),
                                                                     Accuhealth (1994-2002), Trism, Inc. (1994-2001) and The Harlem
                                                                     Youth Development Foundation (1998-2002).

Harry Dalzell-Payne (72)           Served since          33          Currently retired.
The Flat, Elmore Court             1996.
Elmore, GL05, GL2 3NT
U.K.

**Francis E. Jeffries (71)         Served since          34          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1996.                             (1984-present). Director (1989-1997), Chairman of the
Naples, FL 34108                                                     Board (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (62)              Served since          31          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1996.                             since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street,                                                   Officer (1995-1998), Carson Products Company
Ste. 1430                                                            (cosmetics). Director/Trustee, Evergreen Funds (6
Chattanooga, TN 37402                                                portfolios).

Geraldine M. McNamara (50)         Served since          31          Managing Director, U.S. Trust Company of New York
United States Trust Company        2001.                             (private bank) (1982-present).
of NY
114 West 47th Street
New York, NY 10036


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------             -----------      ----------               ---------------------------------------
Everett L. Morris (73)             Served since          33          Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company            1996.                             management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302

Richard E. Segerson (55)           Served since          31          Managing Director, Northway Management Company
Northway Management Company        1986.                             (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                     (1993-1998).
Greenwich, CT 06830

Lowell P. Weicker, Jr. (70)        Served since          31          Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                    1996.                             (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA 22314                                                 (2000-present). President, The Trust for America's
                                                                     Health (non-profit) (2001-present). Director, Duty Free
                                                                     International, Inc. (1997-1998).

* Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

** Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $62,882 in 2000 and $22,989 in 2001. In 2000, Mr. Jeffries received $299,904 for the repurchase of common shares by PXP and $212,500 for the purchase of outstanding unexercised options of PXP, which transactions were effected at the then market value for such shares and options.

                                             INTERESTED TRUSTEES


   Each of the individuals listed below is an "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------             -----------      ----------               ---------------------------------------
*Philip R. McLoughlin (55)         Served since          44          Director, PXRE Corporation (Delaware) (1985-present),
Chairman and President             1996.                             World Trust Fund (1991-present).  Chairman (1997-2002),
                                                                     Director (1995-2002), Vice Chairman (1995-1997) and
                                                                     Chief Executive Officer (1995-2002), Phoenix Investment
                                                                     Partners, Ltd. Director, Executive Vice President and
                                                                     Chief Investment Officer, The Phoenix Companies, Inc.
                                                                     (2001-2002).  Director (1994-2002) and Executive Vice
                                                                     President, Investments (1988-2002), Phoenix Life
                                                                     Insurance Company. Director (1983-2002) and Chairman
                                                                     (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                     (1984-2002) and President (1990-2000), Phoenix Equity
                                                                     Planning Corporation. Chairman and Chief Executive
                                                                     Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                     Director and President, Phoenix Investment Management
                                                                     Company (2001-2002). Director and Executive Vice
                                                                     President, Phoenix Life and Annuity Company (1996-2002).
                                                                     Director and Executive Vice President, PHL Variable
                                                                     Insurance Company (1995-2002). Director, Phoenix
                                                                     National Trust Company (1996-2002). Director and Vice
                                                                     President, PM Holdings, Inc. (1985-2002). Director, PHL
                                                                     Associates, Inc. (1995-2002). Director (1992-2002) and
                                                                     President (1992-1994), WS Griffith Securities, Inc.

**James M. Oates (55)              Served                31          Chairman, IBEX Capital Markets Inc. (financial services)
IBEX Capital Markets, Inc.         since 1996.                       (1997-present). Managing Director, Wydown Group
60 State Street, Ste. 950                                            (consulting firm) (1994-present). Director, Investors
Boston, MA 02109                                                     Financial Service Corporation (1995-present), Investors
                                                                     Bank & Trust Corporation (1995-present), Plymouth Rubber
                                                                     Co. (1995-present), Stifel Financial (1996-present),
                                                                     Connecticut River Bancorp (1998-present), Connecticut
                                                                     River Bank (1998-present), 1Mind, Inc. (1999-present)
                                                                     and 1Mind.com (2000-present). Director and Treasurer,
                                                                     Endowment for Health, Inc. (2000-present). Chairman,
                                                                     Emerson Investment Management, Inc. (2000-present).
                                                                     Member, Chief Executives Organization (1996-present).
                                                                     Vice Chairman, Massachusetts Housing Partnership
                                                                     (1998-1999). Director, Blue Cross and Blue Shield of New
                                                                     Hampshire (1994-1999), AIB Govett Funds (1991-2000) and
                                                                     Command Systems, Inc. (1998-2000). Director, Phoenix
                                                                     Investment Partners, Ltd. (1995-2001).


* Mr. McLoughlin is an "interested person" by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.

** Management has elected to treat Mr. Oates as an Interested Trustee due to certain relationships existing among Mr. Oates, IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates. Management reserves the right to reassess Mr. Oates' status as circumstances warrant.


                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
                                  WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
NAME, (AGE), AND ADDRESS       LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
-------------------------                -----------                            -------------------
William R. Moyer (57)          Executive Vice                       Executive Vice President and Chief Financial Officer
                               President since 1996.                (1999-present),Senior Vice President and Chief Financial Officer
                                                                    (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                                    (1998-present), Senior Vice President, Finance (1990-present),
                                                                    Chief Financial Officer (1996-present), and Treasurer
                                                                    (1998-present), Phoenix Equity Planning Corporation. Director
                                                                    (1998-present), Senior Vice President (1990-present), Chief
                                                                    Financial Officer (1996-present) and Treasurer (1994-present),
                                                                    Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                                    Financial Officer, Duff & Phelps Investment Management Co.
                                                                    (1996-present). Vice President, Phoenix Fund Complex
                                                                    (1990-present).

John F. Sharry (51)            Executive Vice President,            Private Client Group (1999-present), Executive Vice President
                               since 1998.                          President, Retail Division (1997-1999), Phoenix Investment
                                                                    Partners, Ltd. President, Private Client Group, Phoenix Equity
                                                                    Planning Corporation (2000-present). Executive Vice President,
                                                                    Phoenix Fund Complex (1998-present).

Robert S. Driessen (54)        Vice President since                 Vice President and Compliance Officer, Phoenix Investment
                               1999.                                Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                                                    Inc. (1999-present). Vice President, Phoenix Fund Complex
                                                                    (1999-present). Compliance Officer (2000-present) and Associate
                                                                    Compliance Officer (1999), PXP Securities Corp. Vice President,
                                                                    Risk Management Liaison, Bank of America (1996-1999). Vice
                                                                    President, Securities Compliance, The Prudential Insurance
                                                                    Company of America (1993-1996). Branch Chief/Financial Analyst,
                                                                    Securities and Exchange Commission, Division of Investment
                                                                    Management (1972-1993).

Nancy G. Curtiss (49)          Treasurer since 1996.                Vice President, Fund Accounting (1994-present) and Treasurer
                                                                    (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                                    Phoenix Fund Complex (1994-present).

Richard J. Wirth (44)          Secretary since                      Vice President and Insurance and Investment Products Counsel
One America Row                2002.                                (2002-present), Counsel, Phoenix Life Insurance Company (1993 to
Hartford, Ct 06102                                                  present). Secretary (1993-2002), Phoenix Fund complex (2002 to present).

COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Fund's accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Everett L. Morris and James M. Oates. The Committee met four times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Robert Chesek, Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.

COMPENSATION
   Trustees who are not full-time employees of the Adviser of its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees are employees of the Adviser of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended July 31, 2002, the Trustees received the following compensation:

                                  AGGREGATE       TOTAL COMPENSATION FROM TRUST
                                COMPENSATION       AND FUND COMPLEX (44 FUNDS)
       NAME                      FROM TRUST              PAID TO TRUSTEES
       ----                      ----------              ----------------

 Robert Chesek                      $4,060*                 $  55,750
 E. Virgil Conway                   $5,400                  $ 110,250
 Harry Dalzell-Payne                $4,660                  $ 100,000
 Francis E. Jeffries                $4,000*                 $  55,000
 Leroy Keith, Jr.                   $4,060                  $  55,750
 Philip R. McLoughlin               $    0                  $       0
 Geraldine M. McNamara              $4,200                  $  57,750
 Everett L. Morris                  $4,600*                 $  92,375
 James M. Oates                     $5,000                  $  68,750
 Richard E. Segerson                $4,800*                 $  66,000
 Lowell P. Weicker, Jr.             $4,800                  $  65,000
----------------------
* This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At September 30, 2002 the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Chesek, Jeffries, Morris and Segerson was $263,523, $223,652, $156,472 and $99,555, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

TRUSTEE OWNERSHIP OF SECURITIES
Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001:

                                                     AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                      OWNERSHIP IN ALL FUNDS OVERSEEN
                            DOLLAR RANGE OF EQUITY        BY TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE       SECURITIES IN THE FUND        INVESTMENT COMPANIES
      ---------------       ----------------------        --------------------

Robert Chesek                      None                             None
E. Virgil Conway                   None                         $1- $10,000
Harry Dalzell-Payne                None                             None
Francis E. Jeffries                None                             None
Leroy Keith, Jr.                   None                             None
Philip R. McLoughlin               None                        Over $100,000
Geraldine M. McNamara              None                             None
Everett L. Morris                  None                        Over $100,000
James M. Oates                     None                        Over $100,000
Richard E. Segerson                None                             None
Lowell P. Weicker, Jr.             None                             None

   At November 7, 2002, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.

PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of November 7, 2002 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Fund's equity securities.


NAME OF SHAREHOLDER                          FUND AND CLASS                  PERCENT OF CLASS          NUMBER OF SHARES
-------------------                          --------------                  ----------------          ----------------


Charles Schwab & Co., Inc.                   New Asia Fund Class A                5.04%                    48,363.504
Special Custody Account for the
Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Mid-Ohio Securities Corp FBO                 New Asia Fund Class B               11.63%                    41,595.353
Spitzer Management Inc.
150 E. Bridge Street
Elyria, OH  44035-5219

Mid-Ohio Securities Corp FBO                 New Asia Fund Class B                6.09%                    21,764.882
Buckeye American  Inc.
Attn:  Debbie Noska
150 E. Bridge Street
Elyria, OH  44035-5219

Phoenix Home Life                            New Asia Fund Class A               14.39%                   138,025.272
Attn: Pamela Levesque
One American Row
Hartford, CT 06115-2521


CAPITAL STOCK

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in one Fund which has two different classes. Holders of shares of the Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund. Shareholders of the Fund vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, non-assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian of the Trust's assets (the "Custodian"). Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, serves as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated non-daily dividend shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on July 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements, audited by the Trust's independent accountants, will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The Financial Statements for the Fund's fiscal year ended July 31, 2002, appearing in the Fund's 2002 Annual Report to Shareholders, are incorporated herein by reference.

                                                                      Prospectus

November 27, 2002







   ABERDEEN
   PHOENIX-ABERDEEN
   GLOBAL SMALL CAP FUND

   PHOENIX-ABERDEEN
   NEW ASIA FUND







                                                        Neither the Securities and Exchange Commission
                                                        nor any state securities commission has approved
                                                        or disapproved of these securities or determined
                                                        if this prospectus is truthful or complete. Any
                                                        representation to the contrary is a criminal offense.

                                                        This prospectus contains important information
                                                        that you should know before investing in the
[Logo] PHOENIX                                          Phoenix-Aberdeen Global Small Cap Fund and
       INVESTMENT PARTNERS, LTD.                        Phoenix-Aberdeen New Asia Fund. Please read
       A member of The Phoenix Companies, Inc.          it carefully and retain it for future reference.




                      PHOENIX-ABERDEEN SERIES FUND
--------------------------------------------------------------------------------

                      TABLE OF CONTENTS

                      Phoenix-Aberdeen Global Small Cap Fund

                         Investment Risk and Return Summary...............................................     1

                         Fund Expenses....................................................................     4

                      Phoenix-Aberdeen New Asia Fund

                         Investment Risk and Return Summary...............................................     6

                         Fund Expenses....................................................................     9

                      Additional Investment Techniques....................................................    11

                      Management of the Funds.............................................................    12

                      Pricing of Fund Shares..............................................................    14


                      Sales Charges.......................................................................    15

                      Your Account........................................................................    17


                      How to Buy Shares...................................................................    18

                      How to Sell Shares..................................................................    19

                      Things You Should Know When Selling Shares..........................................    19

                      Account Policies....................................................................    21

                      Investor Services...................................................................    22

                      Tax Status of Distributions.........................................................    23

                      Financial Highlights................................................................    24


PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Phoenix-Aberdeen Global Small Cap Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund intends to invest at least 80% of its assets in U.S. and foreign (non-U.S.) equity securities, primarily common stocks, of small-size companies.

> Under normal circumstance, at least 80% of the fund's assets will be invested in three different countries at any one time.


> The fund's adviser is responsible for managing the fund's investment program and the general operations of the fund. The adviser uses a top-down, bottom-up approach that seeks growth at a reasonable price. The adviser selects the amount of assets to allocate to countries and geographic regions for investment based on the following factors:

      o prospects for relative economic growth among U.S. and foreign countries;

      o expected levels of inflation;

      o governmental policies influencing business decisions;

      o relative price levels of the various capital markets;

      o the outlook for currency relationships; and

      o the range of individual investment opportunities available.


> Within the designated country allocations, the adviser will use primary research to select individual securities based upon factors such as: industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength. The small-cap companies selected will generally have capitalizations of $1.5 billion or less at the time of acquisition.


> The adviser may allocate assets for investment in U.S. equity securities to Phoenix Investment Counsel, Inc., a subadviser to the fund. The subadviser uses a value-oriented approach, focusing on those companies with low price per earnings, low debt and above-average yield.


Temporary Investment Strategy: During adverse economic or market conditions, any part of the fund's assets may be held in cash or money market instruments, including but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

                                       Phoenix-Aberdeen Global Small Cap Fund  1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FOREIGN INVESTING
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

      o less publicly available information about foreign countries;

      o political and economic instability within countries;

      o differences in financial reporting standards and transaction settlement systems;

      o the possibility of expropriation or confiscatory taxation; and

      o changes in investment or exchange regulations.


Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.


SMALL CAPITALIZATION COMPANIES
Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


2 Phoenix-Aberdeen Global Small Cap Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen Global Small Cap Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year.(1) The table shows how the fund's average annual returns for one year, five years and for the life of the fund compare with those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                               [GRAPHIC OMITTED]
                     ANNUAL RETURN(%)        CALENDAR YEAR
                         -2.65                   1997
                          1.38                   1998
                         41.29                   1999
                         14.13                   2000
                        -21.35                   2001


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 22.75% (quarter ending December 31, 1999) and the lowest return for a quarter was -21.78% (quarter ending September 30, 1998). Year-to-date performance (through September 30, 2002) is -12.74%.

------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                                                        SINCE
  (FOR THE PERIODS ENDED 12/31/01)(1)                                  1 YEAR         5 YEARS     INCEPTION(2)
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                -25.87%         3.36%          4.20%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                             -25.96%         0.50%          1.49%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                             -15.75%         1.44%          2.19%
    and Sale of Fund Shares
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                               -25.26%         3.77%          4.52%
------------------------------------------------------------------------------------------------------------------
  S&P 500 Total Return Index(4)                                        -11.87%        10.73%          12.76%
------------------------------------------------------------------------------------------------------------------
  Deutsche Bank Global Smaller Companies Index(5)                       7.08%          5.18%         5.33%(6)
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.
(2) Class A Shares and Class B Shares since September 4, 1996.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index return does not reflect sales charges.
(5) The Deutsche Bank Global Smaller Companies Index is an unmanaged, broad-based measure of global stock market total return performance. Index performance does not reflect sales charges. This Index replaces the fund's former benchmark, the FT/S&P Actuaries World Index Medium/Small Component, since that index is no longer available.
(6) Index performance since September 30, 1996.


                                       Phoenix-Aberdeen Global Small Cap Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       5.75%                     None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                      5%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends         None                      None

Redemption Fee                                                      None                      None

Exchange Fee                                                        None                      None
                                                          -----------------------------------------------

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.85%                    0.85%

Distribution and Service (12b-1) Fees(c)                            0.25%                    1.00%


Other Expenses                                                      1.57%                    1.57%
                                                                    -----                    -----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)                             2.67%                    3.42%
                                                                    =====                    =====

-----------------------

(a) The fund's investment adviser has agreed to reimburse through November 30, 2003, other operating expenses to the extent that such expenses exceed 1.00% for each class of shares. Actual Total Annual Operating Expenses for the Fund, after expense reimbursement, were 2.10% for Class A Shares and 2.85% for Class B Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares


4 Phoenix-Aberdeen Global Small Cap Fund after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------

   Class A          $830           $1,357          $1,909         $3,405
--------------------------------------------------------------------------------
   Class B          $745           $1,251          $1,779         $3,535

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   Class B          $345           $1,051           $1,779        $3,535

--------------------------------------------------------------------------------

Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.

                                       Phoenix-Aberdeen Global Small Cap Fund  5

PHOENIX-ABERDEEN NEW ASIA FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Phoenix-Aberdeen New Asia Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund intends to invest at least 80% of its assets in equity securities, primarily common stocks, of issuers located in at least three different countries throughout Asia, other than Japan.


> The fund's subadviser uses a bottom-up, top-down approach that seeks growth at a reasonable price.

> The subadviser's process begins by using primary research to select individual securities based upon factors such as: industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.


> Primarily, investments will be in regions of Asian countries that have more established markets; however, country or geographic region decisions are secondary to security selection. Factors considered when reviewing country and geographic region weightings include: prospects for relative economic growth among Asian countries; expected levels of inflation; governmental policies influencing business decisions; relative price levels of the various capital markets; the outlook for currency relationships; and the range of individual investment opportunities available.

Temporary Investment Strategy: Under abnormal market or economic conditions, the fund may invest up to 100% of its assets in domestic (U.S.) and foreign (non-U.S.) short-term money market instruments, including but not limited to, government obligations, certificates of deposit, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.


6  Phoenix-Aberdeen New Asia Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FOREIGN INVESTING
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

      o less publicly available information about foreign countries;

      o political and economic instability within countries;

      o differences in financial reporting standards and transaction settlement systems;

      o the possibility of expropriation or confiscatory taxation; and

      o changes in investment or exchange regulations.


Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.


ASIAN SECURITIES
In addition to the general risks of foreign investment, Asian markets may present a number of higher than normal risk factors. China in particular, as well as certain other Asian countries, may be subject to a greater degree of economic, political and social instability as compared to the United States. Generally, Asian securities exhibit greater price volatility, are less liquid and have smaller market capitalizations. Asian countries suffer from currency devaluation and higher rates of inflation. There is also substantial government intervention in the economies of Asian countries; however, there is less government supervision and regulation of the securities markets and the participants in those markets. Foreign investment in certain Asian securities markets is restricted or controlled to varying degrees. These restrictions and controls may preclude investment in certain securities and limit repatriation of income and invested capital. In addition, transaction costs will generally be higher in Asian countries than in the U.S.


                                                Phoenix-Aberdeen New Asia Fund 7

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen New Asia Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year and over the life of the fund.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare with those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes is not necessarily an indication of how the fund will perform in the future.

                                [GRAPHIC OMITTED]
                        CALENDAR YEAR        ANNUAL RETURN(%)
                            1997                  -32.91
                            1998                   -2.05
                            1999                   50.96
                            2000                  -17.46
                            2001                   -1.04

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 28.64% (quarter ending June 30, 1999) and the lowest return for a quarter was -25.07% (quarter ending December 31, 1997). Year-to-date performance (through September 30, 2002) is -4.56%.

------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                         1 YEAR         5 YEARS         SINCE
  (FOR THE PERIODS ENDED 12/31/01)(1)                                                             INCEPTION(2)
------------------------------------------------------------------------------------------------------------------

  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                -6.73%         -5.25%          -4.78%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                             -7.03%         -5.89%          -5.43%
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                             -4.10%         -4.43%          -4.06%
    and Sale of Fund Shares
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                               -5.92%         -4.88%          -4.48%
------------------------------------------------------------------------------------------------------------------
  S&P 500 Total Return Index(4)                                        -11.87%        10.73%          12.76%
------------------------------------------------------------------------------------------------------------------
  MSCIAC Asia Pacific Free Ex-Japan(5)                                 -2.40%         -8.42%        -7.43%(6)
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.
(2) Class A Shares and Class B Shares since September 4, 1996.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index return does not reflect sales charges.
(5) The Morgan Stanley Capital International All Country Asia Pacific Free (except Japan) Index is an unmanaged, commonly used measure of stock market performance in Asia and the Pacific Basin. Index return does not reflect sales charges.
(6) Index performance since September 30, 1996.


8  Phoenix-Aberdeen New Asia Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       5.75%                     None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                      5%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends         None                      None

Redemption Fee                                                      None                      None

Exchange Fee                                                        None                      None
                                                          -----------------------------------------------

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.85%                    0.85%

Distribution and Service (12b-1) Fees(c)                            0.25%                    1.00%


Other Expenses                                                      2.69%                    2.69%
                                                                    -----                    -----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)                             3.79%                    4.54%
                                                                    =====                    =====

(a) The fund's investment adviser has agreed to reimburse through November 30, 2003, other operating expenses to the extent that such expenses exceed 1.00% for each class of shares. Actual Total Annual Operating Expenses for the Fund, after expense reimbursement, were 2.10% for Class A Shares and 2.85% for Class B Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                Phoenix-Aberdeen New Asia Fund 9

--------------------------------------------------------------------------------
   CLASS            1 YEAR         3 YEARS         5 YEARS           10 YEARS
--------------------------------------------------------------------------------

   Class A           $934          $1,666          $2,416             $4,371
--------------------------------------------------------------------------------
   Class B           $855          $1,571          $2,296             $4,495

--------------------------------------------------------------------------------
You would pay the following expenses if you did not redeem your shares:
--------------------------------------------------------------------------------
   CLASS            1 YEAR         3 YEARS         5 YEARS           10 YEARS
--------------------------------------------------------------------------------

   Class B           $455          $1,371          $2,296             $4,495

--------------------------------------------------------------------------------

Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.






10  Phoenix-Aberdeen New Asia Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the funds each may engage in the following investment techniques:

CONVERTIBLE SECURITIES
The funds may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable non-convertible securities.

DEPOSITORY RECEIPTS
The funds may invest in American Depository Receipts (ADRs) and European Depository Receipts (EDRs). While investment in ADRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. ADRs, which are not sponsored by U.S. banks, and EDRs are subject to the same investment risks as foreign securities.

DERIVATIVES
The funds may use financial futures contracts and related options for hedging purposes. Derivatives may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, futures involve market risk in excess of their value, hedging transactions may limit returns, and premiums paid could be lost.

Emerging Market Investing
The funds may invest in countries with markets that are not fully developed, so-called "emerging market countries." Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The funds may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the adviser.

                                               Phoenix-Aberdeen Series Fund  11

ILLIQUID SECURITIES
Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

MUTUAL FUND INVESTING
The funds may invest in other mutual funds in order to take advantage of investment opportunities in certain countries where the funds otherwise would not have been able to invest. The assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

OTHER EQUITY SECURITIES
The funds may invest in preferred stocks and warrants. Preferred stocks may not fully participate in dividends.

REPURCHASE AGREEMENTS
The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the fund.

SECURITIES LENDING
The funds may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISERS

Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment adviser to the funds and is located at One American Row, Hartford, Connecticut. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of The Phoenix Companies, Inc. and Aberdeen Fund Managers, Inc. As of September 30, 2002, PAIA had assets under management of $42.7 million.


Phoenix Investment Counsel, Inc. ("Phoenix"), the domestic subadviser to the funds, is located at 56 Prospect Street, Hartford, Connecticut and has acted as an investment adviser for over

12 Phoenix-Aberdeen Series Fund
sixty years. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to three fund companies totaling two mutual funds and as adviser to institutional clients. As of September 30, 2002, Phoenix had $21.1 billion in assets under management.

Aberdeen Fund Managers, Inc. ("Aberdeen"), the foreign subadviser to the funds, is located at 300 S.E. 2nd Street, Ste. 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and through Aberdeen, U.S. mutual funds. As of September 30, 2002 Aberdeen Asset Management PLC had $37.1 billion in assets under management.

Subject to the direction of the funds' Board of Trustees, the adviser is responsible for managing the fund's investment program and the general operations of the funds. As compensation for its services to each fund, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the average daily net assets of each fund. The adviser delegates certain investment decisions and functions to the subadvisers.


For providing cash management and other services to each fund as needed, PAIA pays a monthly fee to Phoenix equivalent to 0.15% of the average aggregate daily net asset value of each fund. For providing advisory services with respect to the funds' assets allocated from time to time by the adviser, PAIA pays a fee to Phoenix equivalent to 0.40% of the average daily net asset value of the assets of each fund so allocated.

For implementing certain portfolio transactions and providing research and other services to each fund, PAIA pays a monthly subadvisory fee to Aberdeen equivalent to 0.40% of the average aggregate daily net asset value of the New Asia Fund, and 0.40% of the average daily net asset value of such assets of the Global Small Cap Fund allocated to it by the adviser for management.


Additionally, for implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, Aberdeen shall engage the services of its affiliates, Abtrust Fund Managers Ltd. and Abtrust Fund Managers (Singapore) Limited for which such entities shall be paid a fee by Aberdeen.

The funds' investment adviser has agreed to reimburse through November 30, 2003 other operating expenses of each fund to the extent that such expenses exceed 1.00% for each class of shares of each fund.

During the funds' last fiscal year, the Global Small Cap Fund paid management fees of $174,886 and the New Asia Fund paid management fees of $82,299.


PORTFOLIO MANAGEMENT
The Global Small Cap Fund is managed by an investment committee which is primarily responsible for the day-to-day management of the fund's portfolio.

                                               Phoenix-Aberdeen Series Fund  13

Hugh Young is the Portfolio Manager of the New Asia Fund and as such is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Young has been employed as an Investment Director for Aberdeen since 1988.




PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

      o adding the values of all securities and other assets of the fund;

      o subtracting liabilities; and

      o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, the funds determine a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Since the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares,

14  Phoenix-Aberdeen Series Fund
the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
Each fund presently offers two classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares" below. This charge declines to 0% over a period of five years and

                                                Phoenix-Aberdeen Series Fund  15
may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                    -------------------------------------------
AMOUNT OF                                                               NET
TRANSACTION                                           OFFERING        AMOUNT
AT OFFERING PRICE                                       PRICE        INVESTED
-------------------------------------------------------------------------------
Under $50,000                                           5.75%          6.10%
$50,000 but under $100,000                              4.75           4.99
$100,000 but under $250,000                             3.75           3.90
$250,000 but under $500,000                             2.75           2.83
$500,000 but under $1,000,000                           2.00           2.04
$1,000,000 or more                                      None           None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
YEAR             1           2           3           4        5          6+
-----------------------------------------------------------------------------
CDSC             5%          4%          3%          2%       2%         0%


16  Phoenix-Aberdeen Series Fund

YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


The funds have established the following preferred methods of payment for fund shares:

      o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

      o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

      o Wire transfers or Automated Clearing House (ACH ) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.


STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


      o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.


      o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

      o $500 for all other accounts.

Minimum ADDITIONAL investments:

      o $25 for any account.

      o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.


                                                Phoenix-Aberdeen Series Fund  17

STEP 2.
Your second choice will be what class of shares to buy. The funds offer two classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

      o Receive both dividends and capital gain distributions in additional shares;

      o Receive dividends in additional shares and capital gain distributions in cash;

      o Receive dividends in cash and capital gain distributions in additional shares; or

      o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
-------------------------------------------------------------------------------


----------------------------------- ---------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
---------------------------------- ----------------------------------------------------------------------------
 Through  a financial advisor       Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
---------------------------------- ----------------------------------------------------------------------------
 Through the mail                   Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
---------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------- ----------------------------------------------------------------------------
 Through express delivery           Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix
                                    Funds, 66 Brooks Drive, Braintree, MA 02184.
---------------------------------- ----------------------------------------------------------------------------
 By Investo-Matic                   Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
---------------------------------- ----------------------------------------------------------------------------
 By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------- ----------------------------------------------------------------------------

18  Phoenix-Aberdeen Series Fund

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

------------------------------------ -------------------------------------------------------------------------------------
                                      TO SELL SHARES
------------------------------------ -------------------------------------------------------------------------------------
Through a financial advisor           Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -------------------------------------------------------------------------------------
Through the mail                      Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -------------------------------------------------------------------------------------
Through express delivery              Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds, 66 Brooks
                                      Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -------------------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -------------------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your

                                                Phoenix-Aberdeen Series Fund  19
financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
      Act:


      Send a clear letter of instructions if all of these apply:

      o The proceeds do not exceed $50,000.

      o The proceeds are payable to the registered owner at the address on record.

      Send a clear letter of instructions with a signature guarantee when any of these apply:

      o You are selling more than $50,000 worth of shares.


      o The name or address on the account has changed within the last 30 days.


      o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.


The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.


The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


20  Phoenix-Aberdeen Series Fund

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares or Class B Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.


EXCHANGE PRIVILEGES
You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


      o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


      o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

      o The amount of the exchange must be equal to or greater than the minimum initial investment required.

      o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

                                                Phoenix-Aberdeen Series Fund  21

      o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserve the right to temporarily suspend or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited and the funds' distributor has the right to reject or suspend them.


RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information call (800) 243-4361.




INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25 and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


22  Phoenix-Aberdeen Series Fund

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                        DIVIDEND PAID
--------------------------------------------------------------------------------
   Global Small Cap Fund                        Semiannually
--------------------------------------------------------------------------------
   New Asia Fund                                Semiannually
--------------------------------------------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                                Phoenix-Aberdeen Series Fund  23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




These tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                                         CLASS A
                                          -------------------------------------------------------------------
                                                                   YEAR ENDED JULY 31,

                                               2002         2001        2000          1999          1998
                                             -------       -------     -------       -------       -------
Net asset value, beginning of period         $ 9.35        $13.69       $ 9.96         $10.11       $11.08
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)            (0.01)        (0.07)       (0.12)         (0.04)       (0.07)
   Net realized and unrealized gain (loss)    (0.92)        (1.66)        3.85           0.52         0.14
                                             ------        ------       ------         ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         (0.93)        (1.73)        3.73           0.48         0.07
                                             ------        ------       ------         ------       ------
LESS DISTRIBUTIONS
   Dividends from net realized gains             --            --           --             --        (0.15)
   Distributions from net realized gains      (0.03)        (2.61)          --          (0.63)       (0.89)
                                             ------        ------       ------         ------       ------
     TOTAL DISTRIBUTIONS                      (0.03)        (2.61)          --          (0.63)       (1.04)
                                             ------        ------       ------         ------       ------
Change in net asset value                     (0.96)        (4.34)        3.73          (0.15)       (0.97)
                                             ------        ------       ------         ------       ------
NET ASSET VALUE, END OF PERIOD               $ 8.39        $ 9.35       $13.69         $ 9.96       $10.11
                                             ======        ======       ======         ======       ======
Total return(2)                               (9.99)%      (14.82)%      37.45%          5.99%        1.86%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)    $12,136       $15,793      $21,221        $14,626      $17,781
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                       2.10%         2.10%        2.10%          2.10%        2.10%
   Net investment income (loss)               (0.07)%       (0.59)%      (0.84)%        (0.50)%      (0.65)%
Portfolio turnover                               80%          128%         112%            81%         212%

--------------------------------

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.67%, 2.43%, 2.32%, 2.36% and 2.37% for the period ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.


24  Phoenix-Aberdeen Series Fund

--------------------------------------------------------------------------------


PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                                         CLASS B
                                            --------------------------------------------------------------
                                                                   YEAR ENDED JULY 31,
                                                 2002        2001        2000        1999          1998
                                              --------     --------    --------    --------      --------

Net asset value, beginning of period           $ 8.93       $13.32      $ 9.77      $10.00        $11.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)              (0.07)       (0.16)      (0.22)      (0.11)        (0.14)
   Net realized and unrealized gain (loss)      (0.87)       (1.62)       3.77        0.51          0.14
                                               ------       ------      ------      ------        ------
     TOTAL FROM INVESTMENT OPERATIONS           (0.94)       (1.78)       3.55        0.40            --
                                               ------       ------      ------      ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income            --           --          --          --         (0.11)
   Distributions from net realized gains        (0.03)       (2.61)         --       (0.63)        (0.89)
                                               ------       ------      ------      ------        ------
     TOTAL DISTRIBUTIONS                        (0.03)       (2.61)         --       (0.63)        (1.00)
                                               ------       ------      ------      ------        ------
Change in net asset value                       (0.97)       (4.39)       3.55       (0.23)        (1.00)
                                               ------       ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD                 $ 7.96       $ 8.93      $13.32      $ 9.77        $10.00
                                               ======       ======      ======      ======        ======
Total return(2)                                (10.57)%     (15.75)%     36.34%       5.22%         1.12%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)       $6,135       $8,444     $11,138      $8,673       $12,123
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                         2.85%        2.85%       2.85%       2.85%         2.85%
   Net investment income (loss)                 (0.81)%      (1.35)%     (1.60)%     (1.26)%       (1.40)%
Portfolio turnover                                 80%         128%        112%         81%          212%



PHOENIX-ABERDEEN NEW ASIA SERIES

                                                                        CLASS A
                                            --------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                2002         2001        2000        1999          1998
                                              --------     --------    --------    --------      --------

Net asset value, beginning of period           $ 7.25       $ 8.58      $ 8.23      $ 5.45        $10.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                      0.17         0.08        0.15        0.07          0.06
   Net realized and unrealized gain (loss)       1.07        (1.25)       0.20        2.78         (4.75)
                                               ------       ------      ------      ------        ------
     TOTAL FROM INVESTMENT OPERATIONS            1.24        (1.17)       0.35        2.85         (4.69)
                                               ------       ------      ------      ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.06)       (0.16)         --       (0.07)        (0.30)
                                               ------       ------      ------      ------        ------
     TOTAL DISTRIBUTIONS                        (0.06)       (0.16)         --       (0.07)        (0.30)
                                               ------       ------      ------      ------        ------
Change in net asset value                        1.18        (1.33)       0.35        2.78         (4.99)
                                               ------       ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOd                 $ 8.43       $ 7.25      $ 8.58      $ 8.23        $ 5.45
                                               ======       ======      ======      ======        ======
Total return(2)                                 17.07%      (13.60)%      4.25%      52.94%       (45.29)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)       $9,279       $6,772      $9,638      $9,068        $6,352
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                         2.10%        2.10%       2.10%       2.10%         2.10%
   Net investment income                         1.96%        0.97%       1.63%       1.03%         0.89%
Portfolio turnover                                 32%          58%         67%         38%           44%


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.

(3)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.42%, 3.18%, 3.07%, 3.11% and 3.12% for the periods ended July 31, 2002, 2001,
   2000, 1999 and 1998, respectively.
(4)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.79%, 4.02%, 3.41%, 3.20% and 3.52% for the periods ended July 31, 2002, 2001,
   2000, 1999 and 1998, respectively.


                                                 Phoenix-Aberdeen Series Fund 25

--------------------------------------------------------------------------------

PHOENIX-ABERDEEN NEW ASIA SERIES

                                                                        CLASS B
                                          ----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                               2002          2001         2000         1999        1998
                                             --------     ---------     --------     --------    --------

Net asset value, beginning of period          $ 7.12        $ 8.41        $ 8.13      $ 5.40      $10.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(1)                     0.11          0.02          0.08        0.02        0.01
   Net realized and unrealized gain (loss)      1.05         (1.22)         0.20        2.75       (4.73)
                                              ------        ------        ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS           1.16         (1.20)         0.28        2.77       (4.72)
                                              ------        ------        ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income           --         (0.09)           --       (0.04)      (0.27)
                                              ------        ------        ------      ------      ------
     TOTAL DISTRIBUTIONS                          --         (0.09)           --       (0.04)      (0.27)
                                              ------        ------        ------      ------      ------
Change in net asset value                       1.16         (1.29)         0.28        2.73       (4.99)
                                              ------        ------        ------      ------      ------
NET ASSET VALUE, END OF PERIOD                $ 8.28        $ 7.12        $ 8.41      $ 8.13      $ 5.40
                                              ======        ======        ======      ======      ======
Total return(2)                                16.13%       (14.17)%        3.44%      51.68%     (45.83)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)      $2,798        $2,473        $3,317      $3,481      $2,756
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                        2.85%         2.85%         2.85%       2.85%       2.85%
   Net investment income                        1.32%         0.21%         0.83%       0.03%       0.18%
Portfolio turnover                                32%           58%           67%         38%         44%

----------------------

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.

(3)If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.57%, 4.78%, 4.15%, 3.95% and 4.27% for the periods ended July 31, 2002, 2001,
   2000, 1999 and 1998, respectively.



26  Phoenix-Aberdeen Series Fund

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[Logo] PHOENIX
       INVESTMENT PARTNERS, LTD
       A member of The Phoenix Companies, Inc.


For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PhoenixInvestments.com.


ADDITIONAL INFORMATION
You can find more information about the funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part
of the prospectus.                                                                         E-DELIVERY
                                                                                           OF YOUR FUND
You may obtain a free copy of these documents by writing to Phoenix Equity                 COMMUNICATIONS
Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT                    NOW AVAILABLE!
06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com.
                                                                                           To sign up, go to
Information about the funds (including the SAI) can be reviewed and copied at              the Individual
the Securities and Exchange Commission's (SEC) Public Reference Room in                    Investors area at
Washington, DC. For information about the operation of the Public Reference                PhoenixInvestments.com
Room, call 1-202-942-8090. This information is also available on the SEC's                 and log in. Select an
Internet site at http://www.sec.gov. You may also obtain copies upon payment of            account, then click the
a duplicating fee by writing the Public Reference Section of the SEC,                      "E-Delivery" button.
Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services:  1-800-243-1574          Telephone Orders:  1-800-367-5877
Advisor Consulting Group:  1-800-243-4361      Text Telephone:  1-800-243-1926









Investment Company Act File No. 811-7643
PXP 1758 (11/02)

                                                                     [VERSION B]

                         PHOENIX-ABERDEEN NEW ASIA FUND

                     PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                                101 Munson Street
                              Greenfield, MA 01301



                       STATEMENT OF ADDITIONAL INFORMATION

                                November 27, 2002

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Aberdeen Series Fund, dated November 27, 2002, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.




                                TABLE OF CONTENTS
                                                                            PAGE
The Trust...................................................................   1
Investment Restrictions.....................................................   1
Investment Techniques & Risks...............................................   2
Performance Information ....................................................   6
Portfolio Transactions and Brokerage........................................   7
Services of the Advisers....................................................   8

Services of the Administrator...............................................  11
Net Asset Value.............................................................  11
How to Buy Shares...........................................................  11
Alternative Purchase Arrangements...........................................  12
Investor Account Services...................................................  14
How to Redeem Shares........................................................  16
Tax Sheltered Retirement Plans..............................................  17
Dividends, Distributions and Taxes..........................................  17
The Distributor.............................................................  19
Distribution Plans..........................................................  20
Management of the Trust ....................................................  21
Additional Information......................................................  28




                      Mutual Fund Services: (800) 243-1574
                    Advisor Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926










PXP 1758B (11/02)

                                    THE TRUST


   Phoenix-Aberdeen Series Fund (the "Trust") is a diversified open-end management investment company, consisting currently of two series, the Phoenix-Aberdeen Global Small Cap Fund ("Global Fund") and the Phoenix-Aberdeen New Asia Fund ("New Asia") (each a "Fund," and together the "Funds"), each with two classes of shares. The Trust was originally organized as a Massachusetts business trust in May 1996 and was reorganized as a business trust under Delaware law in November 2000.

   The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.



                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

     (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

     (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

     (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

     (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

     (8) Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The funds may utilize the following practices or techniques in pursuing their investment objectives:

ADDITIONAL RISK FACTORS
   As a result of its investments in foreign securities, each Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Fund may convert such currencies into U.S. dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time.

   In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities. A Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to U.S. dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EMERGING MARKET SECURITIES

   Each Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. Each Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund, due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, which present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund, any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of their portfolio securities or securities which they intend to purchase. A Fund may use foreign currency futures contracts to hedge against changes in the value of foreign currencies. See "Foreign Currency Transactions" below. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund utilizing this investment technique may wish to purchase in the future by purchasing futures contracts.

   Each Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, a Fund utilizing this investment technique will be required to deposit in a pledged account with the Funds' custodian bank with respect to such Fund, an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum, however, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   Any Fund utilizing this investment technique will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.


   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. Any Fund utilizing this investment technique may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. A Fund utilizing this investment technique may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Fund's total assets. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto, will be deposited in a pledged account with the Fund's custodian bank with respect to such Fund to collateralize fully the position and thereby ensure that it is not leveraged.


   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. A Fund utilizing this investment technique will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures or options contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where a Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund or the currencies in which its foreign securities are denominated may decline. If this occurred, the Fund would lose a potentially unlimited amount of money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or foreign currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

FOREIGN CURRENCY TRANSACTIONS
   Each Fund may engage in foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Funds' custodian banks will segregate any asset, including equity securities and non-investment grade debt securities, so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines additional cash or securities will be added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, a Fund will not enter into forward contracts with terms longer than one year.


   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. A call option gives its owner the right but not the obligation, to buy the currency, while a put option gives its owner the right but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options, any time, prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing, a foreign currency option can protect a Fund utilizing this technique against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency, but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.


   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


   REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts. To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund, plus premiums paid by it for open options on futures, would exceed 5% of the Fund's total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and
(3) cash proceeds from investments due in 30 days.


LENDING PORTFOLIO SECURITIES

   Each Fund may lend portfolio securities to broker-dealers and other financial institutions provided that such loans are callable at any time by the Fund utilizing this investment technique and that such loans are at all times secured by collateral held by the Fund at least equal to 102% of the market value determined daily of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan the borrower will be required to return the securities to the Fund and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit there are risks of delay in recovery of the loaned securities and in some cases, loss of rights in the collateral should the borrower of the securities fail financially. However loans of portfolio securities will be made only to firms considered by the Funds to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.


REPURCHASE AGREEMENTS
   Repurchase agreements, as described in the Funds' Prospectus, will be entered into only with commercial banks, brokers and dealers considered by the Funds to be creditworthy. The Trustees of the Funds will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment adviser, will consider standards which the Funds' investment adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Funds acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

SMALL CAP ISSUERS
   Under normal market conditions, the Global Fund expects to invest at least 80% of its total assets in equity securities of small and medium capitalization companies. Market capitalization of such issuers are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares. The Fund is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.


                             PERFORMANCE INFORMATION

   The Funds may, from time-to-time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions are reinvested when paid.


   The Funds may, from time-to-time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), Standard & Poor's 400 MidCap Index ("S&P 400 Index"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time-to-time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gain components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.


   A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of such Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


   The average annual total return for the Class A Shares and Class B Shares of the Funds for the indicated periods were as follows:

                 AVERAGE ANNUAL TOTAL RETURN AS OF JULY 31, 2002

                                                                                          COMMENCEMENT
                                                  YEAR ENDED       FIVE YEARS ENDED     OF OPERATIONS TO
                                                   07/31/02            07/31/02            07/31/02(1)
                                                   --------            --------            --------

GLOBAL FUND
Class A
   Return Before Taxes                              -15.17%               1.41%              2.96%
   Return After Taxes on Distribution               -15.27%               1.40%              0.55%
   Return After Taxes on Distributions and           -9.31%               0.07%              1.35%
     Sale of Fund Shares
Class B  Return Before Taxes                        -14.14%               1.79%              3.17%

NEW ASIA FUND
Class A
   Return Before Taxes                               10.33%              -3.65%             -2.30%
   Return After Taxes on Distribution                 9.98%              -4.31%             -2.90%
   Return After Taxes on Distributions and            6.31%               3.23%             -2.14%
     Sale of Fund Shares
Class B  Return Before Taxes                         12.13%               3.27%             -2.07%

(1) For the Global Fund and the New Asia Fund Class A Shares and Class B Shares since September 4, 1996.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser and/or Subadviser (throughout this section the "Adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended July 31, 2000, 2001 and 2002 brokerage commission paid by the Trust on portfolio transactions totaled $149,632, $138,704 and $78,587, respectively. In fiscal years ended July 31, 2000, 2001 and 2002, no commissions were paid to any affiliate for portfolio transactions. Brokerage commissions of $29,655 paid during the fiscal year ended July 31, 2002, were paid on portfolio transactions aggregating $15,600,291 executed by brokers who provided research and other statistical information.



                            SERVICES OF THE ADVISERS


   The Trust's investment adviser is Phoenix-Aberdeen International Advisors, LLC (the "Adviser"), which is a Delaware limited liability company formed in 1996 and having a place of business located at One American Row, Hartford, Connecticut 06102. The Adviser is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of The Phoenix Companies, Inc. ("PNX"), and Aberdeen Fund Managers Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. Based upon the diverse range of portfolio holdings contemplated and the expertise available through certain affiliates, the Adviser has engaged Phoenix Investment Counsel, Inc. ("PIC") and Aberdeen Fund Managers Inc. ("Aberdeen") as subadvisers.

   PNX is a leading provider of wealth management products and services to individuals and businesses. The principal office of PNX is located at One American Row, Hartford, Connecticut, 06115. Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of PNX and has served investors for over 70 years. As of September 30, 2002, PXP had approximately $53.2 billion in assets under management through its investment partners:
Aberdeen Fund Managers Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.

   PIC is located at 56 Prospect Street, Hartford, Connecticut, 06115. PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 2002, PIC had approximately $21.1 billion in assets under management.

   Aberdeen is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, FL 33301. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management PLC provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. Aberdeen has served as subadviser to the Funds and to the Aberdeen New Asia Series of The Phoenix Edge Series Fund since their inception in 1996. Aberdeen also has served as subadviser to Phoenix-Aberdeen International Fund, Phoenix-Aberdeen Worldwide Opportunities Fund and the International Series of The Phoenix Edge Series Fund since 1998. As of September 30, 2002, Aberdeen Asset Management PLC had $37.1 billion in assets under management.

   Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC, and its parent's wholly-owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited, for which such entities shall be paid a fee by Aberdeen. Aberdeen and Aberdeen Asset Management Asia Limited have executed an investment management agreement for the Phoenix-Aberdeen New Asia Series. Aberdeen Asset Management Asia Limited executes far east portfolio management on behalf of Aberdeen.

   In the United Kingdom, the Financial Services Authority (FSA) is investigating Aberdeen Asset Managers Limited (AAML) and Aberdeen Unit Trust Managers Limited, which are both associated companies of Aberdeen Fund Managers Inc., in respect of the management and possible misselling of Aberdeen Progressive Growth Unit Trust. The FSA is also investigating AAML in respect of the management of Split Capital Closed End Funds. This is part of the investment trust sector in which AAML is active. It is the Aberdeen's view that the commencement of the investigation in no way affects its ability to discharge its obligations in respect of the Fund.


   The investment advisory agreements provide that the Funds will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in any public offering of its shares, including among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates (if any) representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Funds and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Funds shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Funds is a party.

   The Adviser continuously furnishes an investment program for each Fund and manages the investment and reinvestment of the assets of each Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Funds adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust.


   As compensation for its services to each Fund, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the Fund's average daily net assets. For providing cash management and other services to each Fund, as needed, the Adviser pays a monthly fee to PIC equivalent to 0.15% of the average daily net asset value of each Fund. For providing advisory services with respect to the Trust's assets allocated from time-to-time by the Adviser, the Adviser pays a fee to PIC equivalent to 0.40% of the average daily net asset value of the assets of each Fund so allocated. For implementing certain portfolio transactions and providing research and other services to each Fund, the Adviser also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to 0.40% of the average daily net asset value of the New Asia Fund and 0.40% of the average daily net asset value of the Global Fund allocated to it by the Adviser for management. Total management fees for the fiscal years ended July 31, 2000, 2001 and 2002 for the New Asia Fund were $115,170, $88,471 and $83,299, respectively, and for the Global Small Cap Fund were $248,454, $250,958 and $174,886, respectively.


   The Investment Advisory Agreement with the Funds provide that the Adviser will reimburse the Funds for the amount, if any, by which the total operating expenses of any Fund (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of the Fund are then qualified for sale. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Funds would take such action necessary to eliminate this expense limitation.

   The investment advisory agreements also provide that each adviser shall not be liable to the Funds or any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Each agreement continues from year-to-year with respect to the Funds so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding voting securities of such Fund and (2) the terms and any renewal of the agreements with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons," as that term is defined in the Investment Company Act of 1940, of the Funds or the relevant adviser, of any such party cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without payment of any penalty the agreements may be terminated as to the Funds or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding voting securities of such Fund. Each agreement automatically terminates upon its assignment (within the meaning of the Investment Company
Act). The Investment Advisory Agreement provides that upon its termination, or at the request of the adviser, the Funds will eliminate all references to "Phoenix" and/or "Phoenix-Aberdeen" from its name, and will not thereafter transact business in a name using the word "Phoenix" or "Phoenix-Aberdeen."

   The Trust, its Adviser and Subadvisers, and its Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.



BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
   The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisers and subadvisers and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Fund with a peer group of funds and a relevant market index, the allocation of each Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the each Fund's fee structures, including a comparative analysis of each Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that each of the Funds were at or close to the median in each category reviewed, except that the Funds' total expenses were higher than the median. The Board considered, however, the Funds' relatively small asset size in relation to some of the funds in its respective peer group and also management's reimbursement of expenses of the Funds over a certain threshold. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



                          SERVICES OF THE ADMINISTRATOR


   Phoenix Investment Partners, Ltd. (the "Administrator") serves as administrator for the Trust. Under the terms of the Administration Agreement, the Administrator will assist in maintaining office facilities, furnish clerical services, office supplies and stationery, prepare and file tax returns of the Trust, monitor the Trust's expense accruals and pay all expenses upon proper authorization from the Trust, monitor the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, monitor and make recommendations concerning fidelity bond coverage, monitor compliance with the policies and limitations of the Funds as set forth in the Funds' governing documents, supervise the external audit and tax return preparation by the Trust's auditor, and prepare and/or coordinate all materials for the Board of Trustees' meetings. As compensation, the Administrator receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the fiscal years ended July 31, 2000, 2001 and 2002 the administration fees for the New Asia Fund were $20,324, $15,612 and $47,682, respectively, and for the Global Small Cap Fund were $43,848, $44,290 and $56,021, respectively.


   The Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the Trust's Board of Trustees including a majority of the trustees who are not interested persons or by a vote of a majority of the outstanding voting securities of the Trust. The Agreement automatically terminates upon its assignment and may be terminated by either party at any time upon not less than 60 days written notice.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States' national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.


   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that Class. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information.


CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS A SHARES-REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to pay reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third-party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.



                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed.

For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period, the shareholder has the right to add to the account to bring its value to $200 or more. A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.


BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:


   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");


   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Fund intends to remain qualified as a regulated investment company under certain provisions of the Internal Revenue Code, as amended ("Code"). Under such provisions, the Funds will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Funds generally must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities. If, in any taxable year, each Fund does not qualify as a regulated investment company all of the Funds' taxable income will be taxed to the Funds at corporate rates.

   The Code imposes a 4% non-deductible excise tax on a regulated investment company, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of each Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November or December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Funds in January of the following year.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding the charge incurred in a acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid of the new shares.

   Distributions by the Funds reduce the net asset value of each Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

   Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Funds backup withholding at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the IRS that they are subject to backup withholding or (iii) those who, to the Funds' knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, as the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

   Each Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, each Fund my recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a dept security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   The Funds intend to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Funds as taxable income.

   Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested within various countries is not known. The Funds intend to operate so as to quality for treaty tax benefits where applicable. To the extent that the Funds are liable for foreign income taxes withheld at the source, the Funds may operate so as to meet the requirements of the Code to "pass through" to the Funds' shareholders tax benefits attributable to foreign income taxes paid by the Funds. If more than 50% of the value of the Funds' total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Funds may elect with the IRS to "pass through" to the Funds' shareholders the amount of foreign income taxes paid by the Funds. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Funds; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Funds may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Funds will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Funds if the foreign taxes paid by the Funds will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Funds' gross income from foreign sources. Shareholders who are not liable for Federal income taxes will not be affected by such "pass through" of foreign tax credits.

   If the Funds invest in stocks of certain passive foreign investment companies, the Funds may be subject to U.S. Federal income taxation on a portion of the "excess distribution" with respect to, or gain from, the disposition of such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Funds' holding period for the stock. The distribution or gain so allocated to any taxable year of the excess distribution or disposition would be taxed to the Funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from ownership of foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Funds' investment company taxable income and, accordingly, would not be taxable to the Funds to the extent distributed by the Funds as a dividend to its shareholder.

   The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the Federal tax treatment discussed herein. Shareholders are advised to consult with their tax advisor or attorney.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, at the rate in effect when such payments are made. for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   Each Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.


                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), an indirect, wholly-owned subsidiary of Phoenix and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 2000, 2001 and 2002, purchasers of Fund shares paid aggregate sales charges of $93,323, $105,977 and $61,932, respectively, of which the Distributor for the Funds received net commissions of $43,760, $37,402 and $26,725, respectively, for its services, the balance being paid to dealers. For the fiscal year ended July 31, 2002, the Distributor received net commissions of $3,917 for Class A Shares and deferred sales charges of $22,808 for Class B Shares.


   The Underwriting Agreement may be terminated at any time upon not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.


           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------

Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time-to-
time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third-party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A Shares and Class B Shares, 0.10% on sales of Class A Shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

SERVICES AS FINANCIAL AGENT
   Equity Planning also acts as financial agent of the Trust and as such performs bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:

             First $200 million                       .085%
             $200 million to $400 million              .05%
             $400 million to $600 million              .03%
             $600 million to $800 million              .02%
             $800 million to $1 billion               .015%
             Greater than $1 billion                 .0125%


   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. For its services during the Trust's fiscal years ended July 31, 2000, 2001 and 2002, Equity Planning received $115,279, $104,988 and $103,703, respectively.



                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each Class of Shares (i.e., a plan for the Class A Shares and a plan for the Class B Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund. Class B Shares pay a distribution fee based on average daily net assets at a rate of 0.75% per annum.


   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually to determine whether the Plans will be continued. By its terms, continuation of the Plans from year-to-year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.


   For the fiscal year ended July 31, 2002, the Funds paid Rule 12b-1 Fees in the amount of $148,069, of which the principal underwriter received $99,666, WS Griffith Securities, Inc., an affiliate, received $7,538 and unaffiliated broker-dealers received $40,865. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $259,186; (2) printing and mailing of prospectuses to other than current shareholders, $11,889; (3) compensation to dealers, $307,388; (4) compensation to sales personnel, $617,539; (5) service costs, $63,844 and (6) other, $125,193.


   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.



                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------             -----------      ----------               ---------------------------------------
*Robert Chesek (67)                Served since          31          Currently retired.
                                   1996.




                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------             -----------      ----------               ---------------------------------------
E. Virgil Conway (72)              Served since          33          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1996.                             since 2001. Trustee/Director, Pace University (1978-
101 Park Avenue                                                      present), Urstadt Biddle Property Corp.(1989-present),
New York, NY 10178                                                   Greater New York Councils, Boy Scouts of America
                                                                     (1985-present), Josiah Macy, Jr., Foundation
                                                                     (1975-present), Realty Foundation of New York
                                                                     (1972-present), New York Housing Partnership
                                                                     Development Corp. (Chairman) (1981-present) and
                                                                     Academy of Political Science (Vice Chairman) (1985 to
                                                                     present). Chairman, Metropolitan Transportation
                                                                     Authority (1992-2001). Trustee/Director, Consolidated
                                                                     Edison Company of New York, Inc. (1970-2002), Atlantic
                                                                     Mutual Insurance Company (1974-2002), Centennial
                                                                     Insurance Company (1974-2002), Union Pacific Corp.
                                                                     (1978-2002), Blackrock Freddie Mac Mortgage Securities
                                                                     Fund (Advisory Director) (1990-2002), Accuhealth
                                                                     (1994-2002), Trism, Inc. (1994-2001) and The Harlem
                                                                     Youth Development Foundation (1998-2002).

Harry Dalzell-Payne (72)           Served since          33          Currently retired.
The Flat, Elmore Court             1996.
Elmore, GL05, GL2 3NT
U.K.

**Francis E. Jeffries (71)         Served since          34          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1996.                             (1984-present). Director (1989-1997), Chairman of the
Naples, FL 34108                                                     Board (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (62)              Served since          31          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1996.                             since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street,                                                   Officer (1995-1998), Carson Products Company
Ste. 1430                                                            (cosmetics). Director/Trustee, Evergreen Funds
Chattanooga, TN 37402                                                (6 portfolios).

Geraldine M. McNamara (50)         Served since          31          Managing Director, U.S. Trust Company of New York
United States Trust Company        2001.                             (private bank) (1982-present).
of NY
114 West 47th Street
New York, NY 10036

Everett L. Morris (73)             Served since          33          Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company            1996.                             management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302

Richard E. Segerson (55)           Served since          31          Managing Director, Northway Management Company
Northway Management Company        1986.                             (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                     (1993-1998).
Greenwich, CT 06830





                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------             -----------      ----------               ---------------------------------------
Lowell P. Weicker, Jr. (70)        Served since          31          Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                    1996.                             (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA 22314                                                 (2000-present). President, The Trust for America's
                                                                     Health (non-profit) (2001-present). Director, Duty Free
                                                                     International, Inc. (1997-1998).

* Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

** Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $62,882 in 2000 and $22,989 in 2001. In 2000, Mr. Jeffries received $299,904 for the repurchase of common shares by PXP and $212,500 for the purchase of outstanding unexercised options of PXP, which transactions were effected at the then market value for such shares and options.

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX
NAME, (AGE) AND ADDRESS AND           LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) WITH TRUST               TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------               -----------      ----------               ---------------------------------------
*Philip R. McLoughlin (55)         Served since          44          Director, PXRE Corporation (Delaware) (1985-present),
Chairman and President             1996.                             World Trust Fund (1991-present).  Chairman (1997-2002),
                                                                     Director (1995-2002), Vice Chairman (1995-1997) and
                                                                     Chief Executive Officer (1995-2002), Phoenix Investment
                                                                     Partners, Ltd. Director, Executive Vice President and
                                                                     Chief Investment Officer, The Phoenix Companies, Inc.
                                                                     (2001-2002).  Director (1994-2002) and Executive Vice
                                                                     President, Investments (1988-2002), Phoenix Life
                                                                     Insurance Company. Director (1983-2002) and Chairman
                                                                     (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                     (1984-2002) and President (1990-2000), Phoenix Equity
                                                                     Planning Corporation. Chairman and Chief Executive
                                                                     Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                     Director and President, Phoenix Investment Management
                                                                     Company (2001-2002). Director and Executive Vice
                                                                     President, Phoenix Life and Annuity Company (1996-2002).
                                                                     Director and Executive Vice President, PHL Variable
                                                                     Insurance Company (1995-2002). Director, Phoenix
                                                                     National Trust Company (1996-2002). Director and Vice
                                                                     President, PM Holdings, Inc. (1985-2002). Director, PHL
                                                                     Associates, Inc. (1995-2002). Director (1992-2002) and
                                                                     President (1992-1994), WS Griffith Securities, Inc.



                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX
NAME, (AGE) AND ADDRESS AND           LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) WITH TRUST               TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------               -----------      ----------               ---------------------------------------
**James M. Oates (55)              Served                31          Chairman, IBEX Capital Markets Inc. (financial services)
IBEX Capital Markets, Inc.         since 1996.                       (1997-present). Managing Director, Wydown Group
60 State Street, Ste. 950                                            (consulting firm) (1994-present). Director, Investors
Boston, MA 02109                                                     Financial Service Corporation (1995-present), Investors
                                                                     Bank & Trust Corporation (1995-present), Plymouth Rubber
                                                                     Co. (1995-present), Stifel Financial (1996-present),
                                                                     Connecticut River Bancorp (1998-present), Connecticut
                                                                     River Bank (1998-present), 1Mind, Inc. (1999-present)
                                                                     and 1Mind.com (2000-present). Director and Treasurer,
                                                                     Endowment for Health, Inc. (2000-present). Chairman,
                                                                     Emerson Investment Management, Inc. (2000-present).
                                                                     Member, Chief Executives Organization (1996-present).
                                                                     Vice Chairman, Massachusetts Housing Partnership
                                                                     (1998-1999). Director, Blue Cross and Blue Shield of New
                                                                     Hampshire (1994-1999), AIB Govett Funds (1991-2000) and
                                                                     Command Systems, Inc. (1998-2000). Director, Phoenix
                                                                     Investment Partners, Ltd. (1995-2001).


* Mr. McLoughlin is an "interested person" by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.

** Management has elected to treat Mr. Oates as an Interested Trustee due to certain relationships existing among Mr. Oates,
IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates. Management reserves the right to reassess Mr. Oates'
status as circumstances warrant.


                                         OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                               POSITION(S) HELD WITH
                                 TRUST AND LENGTH                              PRINCIPAL OCCUPATION(S)
NAME, (AGE), AND ADDRESS          OF TIME SERVED                                DURING PAST 5 YEARS
-------------------------         --------------                                -------------------
William R. Moyer (57)          Executive Vice           Executive Vice President and Chief Financial Officer (1999-present),
                               President since 1996.    Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                        Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                        President, Finance (1990-present), Chief Financial Officer
                                                        (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                        Corporation. Director (1998-present), Senior Vice President
                                                        (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                        (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                        and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                        (1996-present). Vice President, Phoenix Fund Complex (1990-present).

John F. Sharry (51)            Executive Vice           President, Private Client Group (1999-present), Executive Vice
                               President since 1998.    President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                        Ltd. President, Private Client Group, Phoenix Equity Planning
                                                        Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                        Complex (1998-present).




                               POSITION(S) HELD WITH
                                 TRUST AND LENGTH                              PRINCIPAL OCCUPATION(S)
NAME, (AGE), AND ADDRESS          OF TIME SERVED                                DURING PAST 5 YEARS
-------------------------         --------------                                -------------------
Robert S. Driessen (54)        Vice President since     Vice President and Compliance Officer, Phoenix Investment Partners,
                               1999.                    Ltd. (1999-present) and Phoenix Investment Counsel, Inc. (1999-
                                                        present). Vice President, Phoenix Fund Complex (1999-present).
                                                        Compliance Officer (2000-present) and Associate Compliance Officer
                                                        (1999), PXP Securities Corp. Vice President, Risk Management
                                                        Liaison, Bank of America (1996-1999). Vice President, Securities
                                                        Compliance, The Prudential Insurance Company of America
                                                        (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                        Exchange Commission, Division of Investment Management (1972-1993).

Nancy G. Curtiss (49)          Treasurer since          Vice President, Fund Accounting (1994-present) and Treasurer
                               1996.                    (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                        Phoenix Fund Complex (1994-present).

Richard J. Wirth (44)          Secretary since          Vice President and Insurance and Investment Products Counsel
One America Row                2002.                    (2002-present), Counsel, Phoenix Life Insurance Company (1993 to
Hartford, Ct 06102                                      present). Secretary (1993-2002), Phoenix Fund Complex (2002 to
                                                        present).

COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Fund's accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Everett L. Morris and James M. Oates. The Committee met four times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Robert Chesek, Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.

COMPENSATION
   Trustees who are not full-time employees of the Adviser of its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees are employees of the Adviser of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

    For the Trust's fiscal year ended July 31, 2002, the Trustees received the following compensation:

                                                        AGGREGATE            TOTAL COMPENSATION FROM TRUST
                                                      COMPENSATION            AND FUND COMPLEX (44 FUNDS)
       NAME                                            FROM TRUST                   PAID TO TRUSTEES
       ----                                            ----------                   ----------------

 Robert Chesek                                            $4,060*                      $ 55,750
 E. Virgil Conway                                         $5,400                       $110,250
 Harry Dalzell-Payne                                      $4,660                       $100,000
 Francis E. Jeffries                                      $4,000*                      $ 55,000
 Leroy Keith, Jr.                                         $4,060                       $ 55,750
 Philip R. McLoughlin                                     $    0                       $      0
 Geraldine M. McNamara                                    $4,200                       $ 57,750
 Everett L. Morris                                        $4,600*                      $ 92,375
 James M. Oates                                           $5,000                       $ 68,750
 Richard E. Segerson                                      $4,800*                      $ 66,000
 Lowell P. Weicker, Jr.                                   $4,800                       $ 65,000

----------------------

* This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At September 30, 2002 the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Chesek, Jeffries, Morris and Segerson was $263,523, $223,652, $156,472 and $99,555, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

TRUSTEE OWNERSHIP OF SECURITIES
Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001:

                                                                          AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                           OWNERSHIP IN ALL FUNDS OVERSEEN
                                            DOLLAR RANGE OF EQUITY             BY TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE                   SECURITIES IN THE FUND               INVESTMENT COMPANIES
          ---------------                   ----------------------               --------------------
Robert Chesek                                        None                                None
E. Virgil Conway                                     None                            $1- $10,000
Harry Dalzell-Payne                                  None                                None
Francis E. Jeffries                                  None                                None
Leroy Keith, Jr.                                     None                                None
Philip R. McLoughlin                                 None                           Over $100,000
Geraldine M. McNamara                                None                                None
Everett L. Morris                                    None                           Over $100,000
James M. Oates                                       None                           Over $100,000
Richard E. Segerson                                  None                                None
Lowell P. Weicker, Jr.                               None                                None

   At November 7, 2002, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of November 7, 2002 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.



NAME OF SHAREHOLDER                          FUND AND CLASS                  PERCENT OF CLASS          NUMBER OF SHARES
-------------------                          --------------                  ----------------          ----------------


Charles Schwab & Co., Inc.                   New Asia Fund Class A              5.04%                     48,363.504
Special Custody Account for the
Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

Mid-Ohio Securities Corp FBO                 New Asia Fund Class B              11.63%                    41,595.353
Spitzer Management Inc.
150 E. Bridge Street
Elyria, OH  44035-5219

Mid-Ohio Securities Corp FBO                 New Asia Fund Class B              6.09%                     21,764.882
Buckeye American  Inc.
Attn:  Debbie Noska
150 E. Bridge Street
Elyria, OH  44035-5219

Phoenix Home Life                            Global Small Cap Fund Class A      35.51%                   508,237.258
Attn: Pamela Levesque                        New Asia Fund Class A              14.39%                   138,025.272
One American Row
Hartford, CT 06115-2521


CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, non-assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian of the Trust's assets (the "Custodian"). Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, serves as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated non-daily dividend shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on July 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements, audited by the Trust's independent accountants, will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The Financial Statements for the Funds' fiscal year ended July 31, 2002, appearing in the Funds' 2002 Annual Report to Shareholders, are incorporated herein by reference.

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                          INVESTMENTS AT JULY 31, 2002


                                                          SHARES             VALUE
                                                         --------         ----------
COMMON STOCKS--47.7%

UNITED STATES--47.7%
4 Kids Entertainment, Inc. (Movies &
Entertainment)(b) .......................................   6,900        $   138,000

Airborne, Inc. (Air Freight & Couriers) .................   3,000             40,560

Alliance Data Systems Corp. (Data Processing
Services)(b) ............................................   5,000            104,000

Allied Capital Corp. (Consumer Finance) .................   1,000             20,800

Ambac Financial Group, Inc. (Diversified Financial
Services) ...............................................   4,000            252,120

American Capital Strategies Ltd. (Consumer
Finance) ................................................   7,900            200,581

Andrx Group (Health Care Distributors &
Services)(b) ............................................   1,000             22,190

Annaly Mortgage Management, Inc. (REITS) ................   3,000             59,220
Arbitron, Inc. (Diversified Commercial Services)(b) .....     800             26,680

Arch Capital Group Ltd. (Property & Casualty
Insurance)(b) ...........................................   1,800             48,492

Astec Industries, Inc. (Construction, Farm Machinery
& Heavy Trucks)(b) ......................................  10,200            134,028

Barnes & Noble, Inc. (Specialty Stores)(b) ..............   2,600             56,004



                                                          SHARES             VALUE
                                                         --------         ----------

UNITED STATES--CONTINUED
Burlington Coat Factory Warehouse Corporation
(Apparel Retail) ........................................   2,500        $    46,250

Charter Communications, Inc. Class A (Broadcasting
& Cable TV)(b) ..........................................  14,700             52,920

Commerce Group, Inc. (The) (Property & Casualty
Insurance) ..............................................   4,400            163,240

Computer Learning Centers, Inc. (Diversified
Commercial Services)(b) .................................     286                  0

Cullen/Frost Bankers, Inc. (Banks) ......................   8,900            325,740
Doral Financial Corp. (Consumer Finance) ................   8,000            306,720

Employee Solutions, Inc. (Diversified Commercial
Services)(b) ............................................     130                  1

ESS Technology, Inc. (Semiconductors)(b) ................   4,900             63,700
Ethan Allen Interiors, Inc. (Home Furnishings) ..........   1,000             31,220

Fresh Del Monte Produce, Inc. (Packaged Foods and
Meats) ..................................................   4,800            117,696

Georgia Gulf Corp. (Commodity Chemicals) ................   6,600            153,120

Global Industries Ltd. (Oil & Gas Equipment &
Services)(b) ............................................  15,000             72,150

Harvard Bioscience, Inc. (Biotechnology)(b) .............   5,000             25,750
Hasbro, Inc. (Leisure Products) .........................  15,000            183,750
Hawaiian Electric Industries, Inc. (Electric Utilities) .   3,000            128,460


                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                                                          SHARES             VALUE
                                                         --------         ----------

UNITED STATES--CONTINUED
Health Net, Inc. (Managed Health Care)(b) ...............   7,000        $   156,660
Hibernia Corp. Class A (Banks) ..........................   8,800            182,864
Hilton Hotels Corp. (Hotels, Resorts & Cruise Lines) ....   8,100             98,982
Humana, Inc. (Managed Health Care)(b) ...................  13,000            160,030

Integrated Defense Technologies, Inc. (Aerospace &
Defense)(b) .............................................   4,000             83,200

iStar Financial, Inc. (REITS) ...........................   4,200            124,110
KEMET Corp. (Electronic Equipment & Instruments)(b) .....   5,400             69,822
Kirkland's, Inc. (Home Improvement Retail)(b) ...........   7,200             76,896

Liz Claiborne, Inc. (Apparel, Accessories & Luxury
Goods) ..................................................   3,000             86,550

Lyondell Chemical Co. (Commodity Chemicals) .............   8,000            105,600
Manpower, Inc. (Employment Services) ....................   5,000            188,300
MasTec, Inc. (Construction & Engineering)(b) ............  12,700             57,531
Metris Cos., Inc. (Consumer Finance) ....................   2,400              8,520
Mylan Laboratories, Inc. (Pharmaceuticals) ..............   4,900            158,956

National-Oilwell, Inc. (Oil & Gas Equipment &
Services)(b) ............................................   5,400             93,312

Nautica Enterprises, Inc. (Apparel, Accessories &
Luxury Goods)(b) ........................................   1,500             17,790

NetBank, Inc. (Banks)(b) ................................   6,500             59,085
Office Depot, Inc. (Specialty Stores)(b) ................   8,400            109,032

Ohio Casualty Corp. (Property & Casualty
Insurance)(b) ...........................................   8,400            158,088

Olin Corp. (Diversified Chemicals) ......................   5,500            102,025
Pacer International, Inc. (Trucking)(b) .................   7,400            116,920

Park Place Entertainment Corp. (Casinos &
Gaming)(b) ..............................................   7,800             71,604

Pep Boys-Manny, Moe & Jack (The) (Specialty
Stores) .................................................   5,000             67,700

Photon Dynamics, Inc. (Electronic Equipment &
Instruments)(b) .........................................   2,400             62,592

Pier 1 Imports, Inc. (Specialty Stores) .................   6,000            103,800

Pioneer Natural Resources Co. (Oil & Gas Exploration
& Production)(b) ........................................   5,100            123,471

Pixelworks, Inc. (Semiconductors)(b) ....................   5,000             29,900



                                                          SHARES             VALUE
                                                         --------         ----------

UNITED STATES--CONTINUED
Plexus Corp. (Electronic Equipment &
Instruments)(b) .........................................   4,900        $    68,110

PMA Capital Corp. Class A (Property & Casualty
Insurance) ..............................................   4,000             71,600

Prentiss Properties Trust (REITS) .......................   2,800             79,464
Radian Group, Inc. (Property & Casualty Insurance) ......   3,680            168,544
Reebok International Ltd. (Footwear)(b) .................   6,100            164,151

Regal Entertainment Group Class A (Movies &
Entertainment)(b) .......................................   7,100            140,367

RFS Hotel Investors, Inc. (REITS) .......................   2,500             30,800
Rowan Cos., Inc. (Oil & Gas Drilling) ...................   5,500            107,635

Russell Corp. (Apparel, Accessories &
Luxury Goods) ...........................................   3,000             49,200

Scientific Games Corp. Class A (Leisure Products)(b) ....   6,700             50,585
SICOR, Inc. (Biotechnology)(b) ..........................   7,000            111,650
Six Flags, Inc. (Leisure Facilities)(b) .................  14,400            216,288
Southwest Bancorp. of Texas, Inc. (Banks)(b) ............   5,000            185,700

Spinnaker Exploration Co. (Oil & Gas Exploration &
Production)(b) ..........................................   3,000             84,420

Steelcase, Inc. Class A (Office Services & Supplies) ....   1,000             13,490
Sturm, Ruger & Co. Inc. (Leisure Products) ..............   2,000             26,200
Talbots, Inc. (The) (Apparel Retail) ....................   2,000             58,680
Teekay Shipping Corp. (Marine) ..........................   3,100            106,268

Terex Corp. (Construction, Farm Machinery &
Heavy Trucks)(b) ........................................  14,900            290,997

Texas Industries, Inc. (Construction Materials) .........   4,900            135,191

Tollgrade Communications, Inc. (Telecommunications
Equipment)(b) ...........................................   2,300             28,566

Toro Co. (The) (Household Appliances) ...................   1,800             90,000

Trinity Industries, Inc. (Construction, Farm
Machinery & Heavy Trucks) ...............................   4,400             79,772

UST, Inc. (Tobacco) .....................................   7,800            229,554

Valassis Communications, Inc. (Commercial
Printing)(b) ............................................  10,700            392,690

Ventas, Inc. (REITS) ....................................   4,000             52,000


                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                                                          SHARES             VALUE
                                                         --------         ----------

UNITED STATES--CONTINUED
Washington Federal, Inc. (Banks) ........................   2,490        $    62,250
WMS Industries, Inc. (Casinos & Gaming)(b) ..............   3,000             31,650
York International Corp. (Building Products) ............   4,200            134,610
- ------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $8,262,820)                                               8,707,164
- ------------------------------------------------------------------------------------


FOREIGN COMMON STOCKS--53.6%

AUSTRALIA--2.1%
BRL Hardy Ltd. (Brewers) ................................  82,500            393,789

AUSTRIA--1.1%
Voest-Alpine AG (Steel) .................................   6,745            198,388

BELGIUM--1.3%
Colruyt NV (Food Retail) ................................   5,100            230,007

CANADA--0.9%
Four Seasons Hotels, Inc. (Hotels, Resorts &
Cruise Lines) ...........................................   2,000             76,400

Magna Entertainment Corp. Class A (Casinos &
Gaming)(b) ..............................................  17,200             95,460
                                                                         -----------
                                                                             171,860
                                                                         -----------
FINLAND--2.1%
M-Real Oyj Class B (Paper Products) .....................  25,920            193,135
Metso Corp. Oyj (Industrial Machinery) ..................  16,950            192,770
                                                                         -----------
                                                                             385,905
                                                                         -----------
FRANCE--3.8%
Eiffage SA (Construction & Engineering) .................   2,540            201,712
Elior (Restaurants) .....................................  27,106            203,301
Nicox SA (Health Care Distributors & Services)(b) .......  11,700            172,637
Scor SA (Multi-line Insurance) ..........................   6,110            121,605
                                                                         -----------
                                                                             699,255
                                                                         -----------
GERMANY--1.0%
Celanese AG (Specialty Chemicals)(b) ....................   9,455            183,080

HONG KONG--4.3%
Giordano International Ltd. (Apparel Retail) ............  1,010,000         508,257
Wing Hang Bank Ltd. (Banks) .............................  85,000            269,722
                                                                         -----------
                                                                             777,979
                                                                         -----------



                                                          SHARES             VALUE
                                                         --------         ----------

INDIA--0.5%
ICICI Bank Ltd. (Diversified Financial Services) ........  32,500        $    94,049

INDONESIA--0.1%
PT Tigaraksa Satria TBK (Food Distributors)(c) ..........  33,500             10,718

ITALY--2.3%
Ferretti SpA (Industrial Machinery) .....................  60,100            252,781
Tod's SpA (Apparel, Accessories & Luxury Goods) .........   4,175            168,233
                                                                         -----------
                                                                             421,014
                                                                         -----------
JAPAN--12.4%
FCC Co., Ltd. (Auto Parts & Equipment) ..................  48,800          1,026,887
Kawasumi Laboratories, Inc. (Health Care Equipment) .....  49,000            405,482
Shin-Estu Polymer Co., Ltd. (Specialty Chemicals) .......  80,000            284,578

Shinmei Electric Co., Ltd. (Electronic Equipment &
Instruments) ............................................  59,000            541,934
                                                                         -----------
                                                                           2,258,881
                                                                         -----------
MEXICO--0.7%
TV Azteca SA de CV ADR (Broadcasting & Cable TV) ........  22,000            131,780

NETHERLANDS--1.7%
Buhrmann NV (Distributors) ..............................  16,020            114,656
IHC Caland NV (Oil & Gas Equipment & Services) ..........   3,700            194,075
                                                                         -----------
                                                                             308,731
                                                                         -----------
SINGAPORE--3.0%
Robinson & Co., Ltd. (Department Stores) ................  176,000           554,329

SPAIN--6.1%
Corporacion Mapfre SA (Property & Casualty
Insurance) ..............................................  30,755            208,055

Grupo Auxiliar Metalurgico SA (Gamesa)
(Aerospace & Defense)(b) ................................  12,075            216,054

Grupo Ferrovial SA (Construction & Engineering) .........   8,640            193,135
NH Hoteles SA (Hotels, Resorts & Cruise Lines)(b) .......  16,370            164,668
Red Electrica de Espana (Electric Utilities) ............  19,675            201,385
Sogecable SA (Broadcasting & Cable TV)(b) ...............  10,090            133,152
                                                                         -----------
                                                                           1,116,449
                                                                         -----------
SRI LANKA--0.7%
Keells (John) Holdings Ltd. (Packaged Foods
and Meats) ..............................................  180,000           120,153


                        See Notes to Financial Statements
8

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                                                          SHARES             VALUE
                                                         --------         ----------

SWEDEN--1.1%
Saab AB Class B (Aerospace & Defense) ...................  17,670        $   209,067

UNITED KINGDOM--8.4%
Access Plus plc (Diversified Commercial Services) .......  85,000            215,780

Charles Stanley Group plc (Diversified Financial
Services) ...............................................  98,633            269,649

DCS Group plc (Application Software)(b) .................  25,000              7,225

Gresham Computing plc (Electronic Equipment &
Instruments)(b) .........................................  371,500           400,448

Rolfe & Nolan plc (Application Software)(b) .............  100,000            93,733

Singer & Friedlander Group plc (Diversified Financial
Services) ...............................................  116,666           264,272

Teather & Greenwood Holdings plc (Real Estate
Management & Development) ...............................  180,000           102,637

Wilmington Group plc (Publishing & Printing) ............  108,000           183,903
                                                                         -----------
                                                                           1,537,647
                                                                         -----------
- ------------------------------------------------------------------------------------
Total Foreign Common Stocks
(Identified Cost $11,440,164)                                              9,803,081
- ------------------------------------------------------------------------------------

TOTAL INVESTMENTS--101.3%
(IDENTIFIED COST $19,702,984)                                             18,510,245(a)

Other assets and liabilities, net--(1.3)%                                   (239,048)
                                                                         -----------
NET ASSETS--100.0%                                                       $18,271,197
                                                                         ===========


(a)Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,276,215 and gross depreciation of $3,520,096 for federal income tax purposes. At July 31, 2002, the aggregate cost of securities for federal income tax purposes was $19,754,126.
(b)Non-income producing.
(c)Illiquid. At July 31, 2002, this security amounted to a value of $10,718 or 0.1% of net assets.


                        See Notes to Financial Statements
                                                                               9

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND




                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)




Aerospace & Defense .............................................           2.7%
Air Freight & Couriers ..........................................           0.2
Apparel Retail ..................................................           3.3
Apparel, Accessories & Luxury Goods .............................           1.7
Application Software ............................................           0.5
Auto Parts & Equipment ..........................................           5.6
Banks ...........................................................           5.9
Biotechnology ...................................................           0.7
Brewers .........................................................           2.1
Broadcasting & Cable TV .........................................           1.7
Building Products ...............................................           0.7
Casinos & Gaming ................................................           1.1
Commercial Printing .............................................           2.1
Commodity Chemicals .............................................           1.4
Construction & Engineering ......................................           2.4
Construction Materials ..........................................           0.7
Construction, Farm Machinery & Heavy Trucks .....................           2.7
Consumer Finance ................................................           2.9
Data Processing Services ........................................           0.6
Department Stores ...............................................           3.0
Distributors ....................................................           0.6
Diversified Chemicals ...........................................           0.6
Diversified Commercial Services .................................           1.3
Diversified Financial Services ..................................           4.8
Electric Utilities ..............................................           1.8
Electronic Equipment & Instruments ..............................           6.2
Employment Services .............................................           1.0
Food Distributors ...............................................           0.1
Food Retail .....................................................           1.2
Footwear ........................................................           0.9
Health Care Distributors & Services .............................           1.1
Health Care Equipment ...........................................           2.2


Home Furnishings ................................................           0.2%
Home Improvement Retail .........................................           0.4
Hotels, Resorts & Cruise Lines ..................................           1.8
Household Appliances ............................................           0.5
Industrial Machinery ............................................           2.4
Leisure Facilities ..............................................           1.2
Leisure Products ................................................           1.4
Managed Health Care .............................................           1.7
Marine ..........................................................           0.6
Movies & Entertainment ..........................................           1.5
Multi-line Insurance ............................................           0.7
Office Services & Supplies ......................................           0.1
Oil & Gas Drilling ..............................................           0.6
Oil & Gas Equipment & Services ..................................           1.9
Oil & Gas Exploration & Production ..............................           1.1
Packaged Foods and Meats ........................................           1.3
Paper Products ..................................................           1.0
Pharmaceuticals .................................................           0.9
Property & Casualty Insurance ...................................           4.4
Publishing & Printing ...........................................           1.0
REITS ...........................................................           1.9
Real Estate Management & Development ............................           0.6
Restaurants .....................................................           1.1
Semiconductors ..................................................           0.5
Specialty Chemicals .............................................           2.5
Specialty Stores ................................................           1.8
Steel ...........................................................           1.1
Telecommunications Equipment ....................................           0.2
Tobacco .........................................................           1.2
Trucking ........................................................           0.6
                                                                          ------
                                                                          100.0%
                                                                          ======



                        See Notes to Financial Statements
10

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2002


ASSETS
Investment securities at value
   (Identified cost $19,702,984)                                    $18,510,245
Receivables
   Investment securities sold                                           526,382
   Fund shares sold                                                       5,868
   Dividends and interest                                                10,515
   Tax reclaim                                                            2,963
                                                                    -----------
     Total assets                                                    19,055,973
                                                                    -----------
LIABILITIES
Cash overdraft                                                          221,789
Payables
   Investment securities purchased                                      449,219
   Fund shares repurchased                                               19,389
   Transfer agent fee                                                    13,090
   Trustees' fee                                                         11,504
   Distribution fee                                                       8,040
   Investment advisory fee                                                7,206
   Financial agent fee                                                    4,596
   Administration fee                                                     2,411
Accrued expenses                                                         47,532
                                                                    -----------
     Total liabilities                                                  784,776
                                                                    -----------
NET ASSETS                                                          $18,271,197
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $23,708,092
Accumulated net investment loss                                          (1,993)
Accumulated net realized loss                                        (4,242,395)
Net unrealized depreciation                                          (1,192,507)
                                                                    -----------
NET ASSETS                                                          $18,271,197
                                                                    ===========
CLASS A
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $12,136,356)                                            1,445,892
Net asset value per share                                                 $8.39
Offering price per share $8.39/(1-5.75%)                                  $8.90

CLASS B
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $6,134,841)                                               770,467
Net asset value and offering price per share                              $7.96





                             STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2002


INVESTMENT INCOME
Dividends                                                           $   425,696
Interest                                                                 23,295
Foreign taxes withheld                                                  (29,771)
                                                                    -----------
     Total investment income                                            419,220
                                                                    -----------
EXPENSES
Investment advisory fee                                                 174,886
Distribution fee, Class A                                                33,817
Distribution fee, Class B                                                70,483
Transfer agent                                                           71,428
Financial agent fee                                                      56,021
Custodian                                                                50,876
Professional                                                             35,514
Administration fee                                                       30,862
Trustee                                                                  23,838
Registration                                                             23,588
Printing                                                                 20,521
Miscellaneous                                                            11,078
                                                                    -----------
     Total expenses                                                     602,912
     Less expenses borne by investment adviser                         (117,981)
                                                                    -----------
     Net expenses                                                       484,931
                                                                    -----------
NET INVESTMENT LOSS                                                     (65,711)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (3,400,499)
Net realized loss on foreign currency transactions                       (3,338)
Net change in unrealized appreciation (depreciation)
   on investments                                                     1,077,534
Net change in unrealized appreciation (depreciation)
   on foreign currency and foreign currency transactions                     51
                                                                    ------------
NET LOSS ON INVESTMENTS                                              (2,326,252)
                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(2,391,963)
                                                                    ===========


                        See Notes to Financial Statements
                                                                              11

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND




                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                              Year Ended          Year Ended
                                                                                                7/31/02             7/31/01
                                                                                             --------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                               $   (65,711)       $   (255,086)
   Net realized gain (loss)                                                                    (3,403,837)            402,572
   Net change in unrealized appreciation (depreciation)                                         1,077,585          (4,644,983)
                                                                                              -----------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (2,391,963)         (4,497,497)
                                                                                              -----------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                         (40,563)         (2,835,353)
   Net realized short-term gains, Class B                                                         (22,056)         (1,519,312)
   Net realized long-term gains, Class A                                                               --          (1,234,932)
   Net realized long-term gains, Class B                                                               --            (687,868)
                                                                                              -----------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                      (62,619)         (6,277,465)
                                                                                              -----------        ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (501,797 and 2,966,131 shares, respectively)                   4,417,700          32,821,043
   Net asset value of shares issued from reinvestment of distributions
     (4,611 and 379,073 shares, respectively)                                                      39,610           4,003,012
   Cost of shares repurchased (750,416 and 3,205,624 shares, respectively)                     (6,521,413)        (35,381,623)
                                                                                              -----------        ------------
Total                                                                                          (2,064,103)          1,442,432
                                                                                              -----------        ------------
CLASS B
   Proceeds from sales of shares (92,795 and 397,161 shares, respectively)                        769,409           3,845,362
   Net asset value of shares issued from reinvestment of distributions
     (2,468 and 199,236 shares, respectively)                                                      20,191           2,026,233
   Cost of shares repurchased (269,969 and 487,168 shares, respectively)                       (2,237,440)         (4,660,233)
                                                                                              -----------        ------------
Total                                                                                          (1,447,840)          1,211,362
                                                                                              -----------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (3,511,943)          2,653,794
                                                                                              -----------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (5,966,525)         (8,121,168)

NET ASSETS
   Beginning of period                                                                         24,237,722          32,358,890
                                                                                              -----------        ------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME OF ($1,993) AND ($27,470), RESPECTIVELY]                           $18,271,197        $ 24,237,722
                                                                                              ===========        ============


                        See Notes to Financial Statements
12

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                              --------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2002         2001          2000         1999        1998
Net asset value, beginning of period                           $ 9.35       $13.69        $ 9.96       $10.11       $11.08
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                              (0.01)       (0.07)        (0.12)       (0.04)       (0.07)
   Net realized and unrealized gain (loss)                      (0.92)       (1.66)         3.85         0.52         0.14
                                                               ------       ------        ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                           (0.93)       (1.73)         3.73         0.48         0.07
                                                               ------       ------        ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            --           --            --           --        (0.15)
   Distributions from net realized gains                        (0.03)       (2.61)           --        (0.63)       (0.89)
                                                               ------       ------        ------       ------       ------
     TOTAL DISTRIBUTIONS                                        (0.03)       (2.61)           --        (0.63)       (1.04)
                                                               ------       ------        ------       ------       ------
Change in net asset value                                       (0.96)       (4.34)         3.73        (0.15)       (0.97)
                                                               ------       ------        ------       ------       ------
        NET ASSET VALUE, END OF PERIOD                         $ 8.39       $ 9.35        $13.69       $ 9.96       $10.11
                                                               ======       ======        ======       ======       ======
Total return(1)                                                 (9.99)%     (14.82)%       37.45 %       5.99 %       1.86 %

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                      $12,136      $15,793       $21,221      $14,626      $17,781

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                         2.10 %       2.10 %        2.10 %       2.10 %       2.10 %
   Net investment income (loss)                                 (0.07)%      (0.59)%       (0.84)%      (0.50)%      (0.65)%
Portfolio turnover                                                 80 %        128 %         112 %         81 %        212 %

                                                                                          CLASS B
                                                              --------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2002         2001          2000         1999        1998
Net asset value, beginning of period                           $ 8.93       $13.32        $ 9.77       $10.00       $11.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                              (0.07)       (0.16)        (0.22)       (0.11)       (0.14)
   Net realized and unrealized gain (loss)                      (0.87)       (1.62)         3.77         0.51         0.14
                                                               ------       ------        ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                           (0.94)       (1.78)         3.55         0.40           --
                                                               ------       ------        ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            --           --            --           --        (0.11)
   Distributions from net realized gains                        (0.03)       (2.61)           --        (0.63)       (0.89)
                                                               ------       ------        ------       ------       ------
     TOTAL DISTRIBUTIONS                                        (0.03)       (2.61)           --        (0.63)       (1.00)
                                                               ------       ------        ------       ------       ------
Change in net asset value                                       (0.97)       (4.39)         3.55        (0.23)       (1.00)
                                                               ------       ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                 $ 7.96       $ 8.93        $13.32       $ 9.77       $10.00
                                                               ======       ======        ======       ======       ======
        Total return(1)                                        (10.57)%     (15.75)%       36.34 %       5.22 %       1.12 %

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                       $6,135       $8,444       $11,138       $8,673      $12,123

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                         2.85 %       2.85 %        2.85 %       2.85 %       2.85 %
   Net investment income (loss)                                 (0.81)%      (1.35)%       (1.60)%      (1.26)%      (1.40)%
Portfolio turnover                                                 80 %        128 %         112 %         81 %        212 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.67%, 2.43%, 2.32%, 2.36% and 2.37% for the periods ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.42%, 3.18%, 3.07%, 3.11% and 3.12% for the periods ended July 31, 2002, 2001,
    2000, 1999, 1998, respectively.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND



                          INVESTMENTS AT JULY 31, 2002


                                                         SHARES       VALUE
                                                        --------   ------------

FOREIGN COMMON STOCKS--90.7%

AUSTRALIA--9.1%
BRL Hardy Ltd. (Brewers) .............................    55,000   $   262,526
Leighton Holdings Ltd. (Construction & Engineering) ..    41,000       242,786

QBE Insurance Group Ltd. (Property & Casualty
Insurance) ...........................................    90,000       332,111

Rio Tinto Ltd. (Diversified Metals & Mining) .........    14,500       261,062
                                                                   -----------
                                                                     1,098,485
                                                                   -----------
CHINA--4.7%
PetroChina Co. Ltd. (Integrated Oil & Gas) ...........   1,300,000     275,010

Zhejiang Expressway Co. Ltd. (Highways &
Railtracks) ..........................................   900,000       297,127
                                                                   -----------
                                                                       572,137
                                                                   -----------
HONG KONG--16.9%
Asia Satellite Telecommunications Holdings Ltd.
(Integrated Telecommunication Services) ..............   120,000       170,776

China Mobile (Hong Kong) Ltd. (Wireless
Telecommunication Services)(b) .......................   105,000       290,780

Dah Sing Financial Group (Banks) .....................    38,600       174,697
Giordano International Ltd. (Apparel Retail) .........   870,000       437,805

Hong Kong Exchanges & Clearing Ltd. (Diversified
Financial Services) ..................................   125,000       181,097



                                                         SHARES       VALUE
                                                        --------   -----------

HONG KONG--CONTINUED
MTR Corp. Ltd. (Railroads) ...........................   150,000   $   187,507
Swire Pacific Ltd. Class B (Multi-Sector Holdings) ...   574,000       382,681
Wing Hang Bank Ltd. (Banks) ..........................    68,000       215,778
                                                                   -----------
                                                                     2,041,121
                                                                   -----------
INDIA--7.5%
Bharat Petroleum Corp. Ltd. (Oil & Gas Refining,
Marketing & Transportation) ..........................    58,000       348,202

Gas Authority of India Ltd. GDR (Gas Utilities) ......    30,000       266,250
ICICI Bank Ltd. (Diversified Financial Services) .....   100,000       289,380
                                                                   -----------
                                                                       903,832
                                                                   -----------
INDONESIA--3.1%
PT Unilever Indonesia Tbk (Household Products) .......   171,000       375,422

MALAYSIA--7.9%
British American Tobacco Malaysia Berhad (Tobacco) ...    26,000       242,902
Malaysian Oxygen Berhad (Specialty Chemicals) ........   115,000       305,667
Public Bank Berhad (Banks) ...........................   312,500       237,671
Sime UEP Properties Berhad (Homebuilding) ............   150,000       167,373
                                                                   -----------
                                                                       953,613
                                                                   -----------
PHILIPPINES--3.1%
Ayala Land, Inc. (Real Estate Management &
Development) ......................................... 1,750,000       211,611

Bank of the Philippine Islands (Banks) ...............   180,000       164,998
                                                                   -----------
                                                                       376,609
                                                                   -----------


                        See Notes to Financial Statements
18

PHOENIX-ABERDEEN NEW ASIA FUND


                                                        SHARES       VALUE
                                                       --------   -----------

SINGAPORE--12.3%
City Developments Ltd. (Real Estate Management &
Development) ..........................................  75,000   $   248,989

Oversea-Chinese Banking Corp. Ltd. (Banks) ...........   52,000       336,411
Robinson & Co., Ltd. (Department Stores) .............   76,000       239,369
Singapore Airlines Ltd. (Airlines) ...................   35,000       248,279
United Overseas Bank Ltd. (Banks) ....................   55,320       404,980
                                                                  -----------
                                                                    1,478,028
                                                                  -----------
SOUTH KOREA--10.5%
Hyundai Motor Co. Ltd. (Automobile Manufacturers) ....   21,000       272,210
Kookmin Bank (Banks) .................................   10,995       509,005
KT Corp. (Integrated Telecommunication Services) .....   10,000       369,092
Shinsegae Co., Ltd. (Specialty Stores) ...............      880       112,588
                                                                  -----------
                                                                    1,262,895
                                                                  -----------
SRI LANKA--1.4%
Keells (John) Holdings Ltd. (Packaged Foods
and Meats) ...........................................  100,000        66,752

National Development Bank Ltd. (Banks) ...............  100,000        83,115
NDB Ltd. (Banks) .....................................  115,000        19,415
                                                                  -----------
                                                                      169,282
                                                                  -----------
TAIWAN--6.1%
Fubon Financial Holding Co. Ltd. (Semiconductors) ....  211,000       205,449

SinoPac Holdings Co. (Diversified Financial
Services)(b) .........................................  713,565       308,327

Taiwan Cellular Corp. (Wireless Telecommunication
Services) ............................................  180,000       212,555

United Microelectronics Corp (Semiconductors) ........   12,000        11,471
                                                                  -----------
                                                                      737,802
                                                                  -----------
THAILAND--6.5%
Hana Microelectronics Public Co., Ltd. (Electronic
Equipment & Instruments) .............................  150,000       265,953

Phatra Insurance Public Co., Ltd. (Property &
Casualty Insurance) ..................................   73,700       242,049

PTT Exploration and Production Public Co. Ltd.
(Oil & Gas Exploration & Production) .................  110,000       277,495
                                                                  -----------
                                                                      785,497
                                                                  -----------



                                                        SHARES       VALUE
                                                       --------   -----------

UNITED KINGDOM--1.6%
Rowe Evans Investments Group plc (Agricultural
Products) ............................................  120,000   $   197,775

- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $11,228,703)                                      10,952,498
- -----------------------------------------------------------------------------



FOREIGN PREFERRED STOCKS--5.1%


SOUTH KOREA--5.1%
Samsung Electronics Co. Ltd. Pfd. (Semiconductors) ...    4,800       612,095

- -----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $387,498)                                            612,095
- -----------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--95.8%
(IDENTIFIED COST $11,616,201)                                      11,564,593
- -----------------------------------------------------------------------------


                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (UNAUDITED)    (000)
                                           -----------    -----

SHORT-TERM OBLIGATIONS--7.8%


FEDERAL AGENCY SECURITIES--6.8%
FHLB 1.72%, 8/1/02                              AAA       $220        220,000
Fannie Mae 1.70%, 8/2/02                        AAA        605        604,971
                                                                  ------------
                                                                       824,971
                                                                  ------------

COMMERCIAL PAPER--1.0%
Kraft Foods, Inc. 1.75%, 8/2/02                 A-1        125        124,994

- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $949,965)                                            949,965
- -----------------------------------------------------------------------------


TOTAL INVESTMENTS--103.6%
(IDENTIFIED COST $12,566,166)                                      12,514,558(a)

Other assets and liabilities, net--(3.6)%                            (437,032)

NET ASSETS--100.0%                                                $12,077,526
                                                                  ===========



(a)Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,500,008 and gross depreciation of $1,710,637 for federal income tax purposes. At July 31, 2002, the aggregate cost of securities for federal income tax purposes was $12,725,187.
(b)Non-income producing.


                        See Notes to Financial Statements
                                                                              19

PHOENIX-ABERDEEN NEW ASIA FUND




                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)




Agricultural Products ..............................................        1.7%
Airlines ...........................................................        2.1
Apparel Retail .....................................................        3.8
Automobile Manufacturers ...........................................        2.3
Banks ..............................................................       18.6
Brewers ............................................................        2.3
Construction & Engineering .........................................        2.1
Department Stores ..................................................        2.1
Diversified Financial Services .....................................        6.7
Diversified Metals & Mining ........................................        2.3
Electronic Equipment & Instruments .................................        2.3
Gas Utilities ......................................................        2.3
Highways & Railtracks ..............................................        2.6
Homebuilding .......................................................        1.4
Household Products .................................................        3.2
Integrated Oil & Gas ...............................................        2.4
Integrated Telecommunication Services ..............................        4.7
Multi-Sector Holdings ..............................................        3.3
Oil & Gas Exploration & Production .................................        2.4
Oil & Gas Refining, Marketing & Transportation .....................        3.0
Packaged Foods and Meats ...........................................        0.6
Property & Casualty Insurance ......................................        5.0
Railroads ..........................................................        1.6
Real Estate Management & Development ...............................        4.0
Semiconductors .....................................................        7.2
Specialty Chemicals ................................................        2.6
Specialty Stores ...................................................        1.0
Tobacco ............................................................        2.1
Wireless Telecommunication Services ................................        4.3
                                                                          -----
                                                                          100.0%
                                                                          =====



                        See Notes to Financial Statements
20

PHOENIX-ABERDEEN NEW ASIA FUND




                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2002


ASSETS
Investment securities at value
   (Identified cost $12,566,166)                                   $12,514,558
Foreign currency at value
   (Identified cost $197,338)                                          200,258
Receivables
   Investment securities sold                                          205,667
   Fund shares sold                                                     14,775
   Dividends and interest                                                8,583
   Receivable from adviser                                               5,401
                                                                   -----------
     Total assets                                                   12,949,242
                                                                   -----------
LIABILITIES
Cash overdraft                                                          19,860
Deferred foreign taxes                                                  20,676
Payables
   Investment securities purchased                                     725,710
   Fund shares repurchased                                              33,996
   Trustees' fee                                                        11,504
   Transfer agent fee                                                    8,966
   Distribution fee                                                      4,331
   Financial agent fee                                                   3,994
   Administration fee                                                    1,526
Accrued expenses                                                        41,153
                                                                   -----------
     Total liabilities                                                 871,716
                                                                   -----------
NET ASSETS                                                         $12,077,526
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest$                  $15,825,485
Undistributed net investment income                                    155,343
Accumulated net realized loss                                       (3,834,179)
Net unrealized depreciation                                            (69,123)
                                                                   -----------
NET ASSETS                                                         $12,077,526
                                                                   ===========
CLASS A
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
  (Net Assets $9,279,069)                                            1,100,822
Net asset value per share                                                $8.43
Offering price per share $8.43/(1-5.75%)                                 $8.94

CLASS B
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $2,798,457)                                             338,155
Net asset value and offering price per share                             $8.28





                             STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2002


INVESTMENT INCOME
Dividends                                                          $  408,225
Interest                                                                8,014
Foreign taxes withheld                                                (15,924)
                                                                   ----------
     Total investment income                                          400,315
                                                                   ----------
EXPENSES
Investment advisory fee                                                83,299
Distribution fee, Class A                                              18,077
Distribution fee, Class B                                              25,692
Financial agent fee                                                    47,682
Administration fee                                                     14,700
Custodian                                                              54,814
Transfer agent                                                         50,560
Professional                                                           30,017
Trustees                                                               23,838
Registration                                                           18,485
Printing                                                               15,432
Miscellaneous                                                           8,630
                                                                   ----------
     Total expenses                                                   391,226
     Less expenses borne by investment adviser                       (166,155)
                                                                   ----------
     Net expenses                                                     225,071
                                                                   ----------
NET INVESTMENT INCOME                                                 175,244
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (428,515)
Net realized loss on foreign currency transactions                     (5,835)
Net change in unrealized appreciation (depreciation)
   on investments                                                   1,575,704
Deferred foreign taxes                                                (20,676)
Net change in unrealized appreciation (depreciation)
   on foreign currency and foreign currency transactions                3,039
                                                                   ----------
NET GAIN ON INVESTMENTS                                             1,123,717
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $1,298,961
                                                                   ==========


                        See Notes to Financial Statements
                                                                              21

PHOENIX-ABERDEEN NEW ASIA FUND


                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                   Year Ended    Year Ended
                                                                                     7/31/02       7/31/01
                                                                                  -----------   -----------
FROM OPERATIONS
   Net investment income (loss)                                                   $   175,244   $    79,524
   Net realized gain (loss)                                                          (434,350)   (2,017,577)
   Net change in unrealized appreciation (depreciation)                             1,578,743       373,659
   Deferred foreign taxes                                                             (20,676)           --
                                                                                  -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      1,298,961    (1,564,394)
                                                                                  -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                     (52,840)     (162,839)
   Net investment income, Class B                                                          --       (34,948)
                                                                                  -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                          (52,840)     (197,787)
                                                                                  -----------   -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,731,000 and 2,912,666 shares, respectively)    13,604,492    22,048,034
   Net asset value of shares issued from reinvestment of distributions
     (7,111 and 20,929 shares, respectively)                                           52,121       159,480
   Cost of shares repurchased (1,570,881 and 3,123,418 shares, respectively)      (12,032,716)  (23,799,799)
                                                                                  -----------   -----------
Total                                                                               1,623,897    (1,592,285)
                                                                                  -----------   -----------
CLASS B
   Proceeds from sales of shares (56,217 and 35,688 shares, respectively)             461,147       269,259
   Net asset value of shares issued from reinvestment of distributions
     (0 and 3,584 shares, respectively)                                                    --        27,091
   Cost of shares repurchased (65,158 and 86,531 shares, respectively)               (498,374)     (652,366)
                                                                                  -----------   -----------
Total                                                                                 (37,227)     (356,016)
                                                                                  -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        1,586,670    (1,948,301)
                                                                                  -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                            2,832,791    (3,710,482)

NET ASSETS
   Beginning of period                                                              9,244,735    12,955,217
                                                                                  -----------   -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $155,343 AND $38,774, RESPECTIVELY]                                          $12,077,526   $ 9,244,735
                                                                                  ===========   ===========


                        See Notes to Financial Statements
22

Phoenix-Aberdeen New Asia Fund




                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                          CLASS A
                                                               ------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                               ------------------------------------------------------------
                                                                 2002        2001          2000         1999        1998
Net asset value, beginning of period                           $ 7.25       $ 8.58        $ 8.23       $ 5.45      $10.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(2)                                      0.17         0.08          0.15         0.07        0.06
   Net realized and unrealized gain                              1.07        (1.25)         0.20         2.78       (4.75)
                                                               ------       ------        ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            1.24        (1.17)         0.35         2.85       (4.69)
                                                               ------       ------        ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         (0.06)       (0.16)           --        (0.07)      (0.30)
                                                               ------       ------        ------       ------      ------
     TOTAL DISTRIBUTIONS                                        (0.06)       (0.16)           --        (0.07)      (0.30)
                                                               ------       ------        ------       ------      ------
Change in net asset value                                        1.18        (1.33)         0.35         2.78       (4.99)
                                                               ------       ------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $ 8.43       $ 7.25        $ 8.58       $ 8.23      $ 5.45
                                                               ======       ======        ======       ======      ======
Total return(1)                                                 17.07%      (13.60)%        4.25%       52.94%     (45.29)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $9,279       $6,772        $9,638       $9,068      $6,352

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                         2.10%        2.10 %        2.10%        2.10%       2.10 %
   Net investment income (loss)                                  1.96%        0.97 %        1.63%        1.03%       0.89 %
Portfolio turnover                                                 32%          58 %          67%          38%         44 %


                                                                                          CLASS B
                                                               ------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                               ------------------------------------------------------------
                                                                2002         2001          2000         1999        1998
Net asset value, beginning of period                           $ 7.12       $ 8.41        $ 8.13       $ 5.40      $10.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(2)                                      0.11         0.02          0.08         0.02        0.01
   Net realized and unrealized gain                              1.05        (1.22)         0.20         2.75       (4.73)
                                                               ------       ------        ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            1.16        (1.20)         0.28         2.77       (4.72)
                                                               ------       ------        ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            --        (0.09)           --        (0.04)      (0.27)
                                                               ------       ------        ------       ------      ------
     TOTAL DISTRIBUTIONS                                           --        (0.09)           --        (0.04)      (0.27)
                                                               ------       ------        ------       ------      ------
        Change in net asset value                                1.16        (1.29)         0.28         2.73       (4.99)
                                                               ------       ------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $ 8.28       $ 7.12        $ 8.41       $ 8.13      $ 5.40
                                                               ======       ======        ======       ======      ======
Total return(1)                                                 16.13%      (14.17)%        3.44%       51.68%     (45.83)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                       $2,798       $2,473        $3,317       $3,481      $2,756

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                         2.85%        2.85 %        2.85%        2.85%       2.85 %
   Net investment income (loss)                                  1.32%        0.21 %        0.83%        0.30%       0.18 %

Portfolio turnover                                                 32%          58 %          67%          38%         44 %


(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.79%, 4.02%, 3.41%, 3.20% and 3.52% for the periods ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.57%, 4.78%, 4.15%, 3.95% and 4.27% for the periods ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.


                        See Notes to Financial Statements
                                                                              23

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Aberdeen Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Funds. Each Fund has distinct investment objectives.

   The Global Small Cap Fund seeks as its investment objective long-term capital appreciation; it invests in a globally diversified portfolio of equity securities of small and medium sized companies. The New Asia Fund seeks as its investment objective long-term capital appreciation; it invests in equity securities of issuers located in at least three different countries throughout Asia other than Japan.

   Each Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

   The funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest. Each fund estimates deferred foreign taxes based on unrealized appreciation of securities.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, Passive Foreign Investment Companies, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

    Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2002 (CONTINUED)




contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At July 31, 2002, the Trust had no forward currency contracts.

G. EXPENSES:

   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

H. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Trust in the event of default by the seller. It the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited. At July 31, 2002, the Trust had no repurchase agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   Phoenix-Aberdeen International Advisors, LLC ("PAIA" or the "Adviser") serves as the investment adviser to the Trust. PAIA is a joint venture between PM Holdings, Inc., an indirect subsidiary of The Phoenix Companies, Inc. ("PNX"), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 23%.

   PAIA is entitled to a fee at an annual rate of 0.85% of the average daily net assets of each fund. Pursuant to sub-advisory agreements, the Adviser delegates certain investment decisions and functions to other entities. PAIA pays a fee to Phoenix Investment Council, Inc. ("PIC"), an indirect, wholly-owned subsidiary of PNX, at an annual rate of 0.15% of the average aggregate daily net assets of each fund for providing cash management and other services as needed. In addition, PAIA allocates certain assets of the Global Small Cap Fund for management by PIC. PAIA pays a sub-advisory fee to PIC at an annual rate of 0.40% of the average daily net assets of the Global Small Cap Fund so allocated. PAIA also pays a sub-advisory fee to Aberdeen at an annual rate of 0.40% of the average net assets of the Global Small Cap Fund and 0.40% of the average net assets of the New Asia Fund allocated to Aberdeen by the Adviser for management.

   The Adviser has agreed to reimburse the Global Small Cap Fund and the New Asia Fund to the extent that other operating expenses (excluding advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.00% of the average daily net assets for Class A and Class B shares for each Fund.

   Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor"), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained net selling commissions of $3,917 for Class A shares and deferred sales charges of $22,808 for Class B shares for the year ended July 31, 2002. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Fund. The Distributor has advised the Trust that of the total amount expensed for the year ended July 31, 2002, $99,666 was retained by the Distributor, $40,865 was paid out to unaffiliated participants and $7,538 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   As Financial Agent to the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended July 31, 2002, financial agent fees were $103,703 of which PEPCO received $38,423. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimums and waivers may apply. As Administrator for the Trust, Phoenix Investment Partners Ltd., a wholly-owned subsidiary of PNX, receives a fee at an annual rate of 0.15% of the average daily net assets of each fund for administrative services.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended July 31, 2002, transfer agent fees were $121,988, of which PEPCO retained $7,627, which is net of fees paid to State Street.

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2002 (CONCLUDED)


   At July 31, 2002, PNX and its affiliates held Trust shares which aggregated the following:

                                                                     Aggregate
                                                                     Net Asset
                                                           Shares      Value
                                                          --------   ----------
Global Small Cap Fund, Class A ......................      508,237   $4,264,111
New Asia Fund, Class A ..............................      138,025    1,164,933

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended July 31, 2002 (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) aggregated the following:

                                                        Purchases      Sales
                                                       -----------  -----------
Global Small Cap Fund                                  $15,760,375  $16,551,662
New Asia Fund                                            4,848,855    2,958,861

   There were no purchases or sales of long-term U.S. Government and agency securities during the year ended July 31, 2002.

4. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   The Trust may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Trust, positive or negative, than if the Trust did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION

   The funds have capital loss carryovers which may be used to offset future capital gains, as follows:
                                                    Expiration Year
                                       -----------------------------------------
                                          2007           2009           2010
                                       ----------     ----------     -----------
Global Small Cap Fund                          --             --     $1,332,188
New Asia Fund                          $1,281,054     $1,004,870      1,011,578

   Under the current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended July 31, 2002, the funds deferred and utilized post-October losses as follows:

Capital                                                Deferred        Utilized
- ------                                               ---------       --------
Global Small Cap Fund                                 $2,858,672       $561,827
New Asia Fund                                            389,279        947,328

Currency
- --------
Global Small Cap Fund                                      1,993          3,327
New Asia Fund                                              3,018         13,883

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedule of Investments) consist of undistributed ordinary income of $0 for Global Small Cap Fund and $169,984 for New Asia Fund, and undistributed long-term capital gains of $0 for both funds.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

6. RECLASSICATION OF CAPITAL ACCOUNTS

For Financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended July 31, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:

                               Capital paid in     Undistributed    Accumulated
                                 on shares of      net investment   net realized
                             beneficial interest   income (loss)    gain (loss)
                             -------------------   --------------   ------------
Global Small Cap Fund             $(75,654)            $91,188        $(15,534)
New Asia Fund                           --              (5,835)          5,835



   This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[LOGO OMITTED]
PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix-Aberdeen Series Fund



      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund (constituting the Phoenix-Aberdeen Series Fund, hereafter referred to as the "Trust") at July 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/S/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
September 10, 2002

                          PHOENIX ABERDEEN SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS:
          a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

          b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

          c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

          d.1 Investment Advisory between Registrant and Phoenix-Aberdeen International Advisors, LLC filed via EDGAR as Exhibit 5.1 with the Registration Statement on June 24, 1996 and incorporated herein by reference.

          d.2 Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and Phoenix Investment Counsel, Inc. filed via Edgar as Exhibit 5.2 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

          d.3 Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and Aberdeen Fund Managers, Inc. filed via Edgar as Exhibit 5.3 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

          e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

          e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

          e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

          e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

          f.      None

          g. Custodian Contract between Registrant and Brown Brothers Harriman & Co. filed via EDGAR as Exhibit 8 with Pre-Effective Amendment No. 1 on August 27, 1996, incorporated herein by reference.

          h.1 Administration Agreement between Registrant and Phoenix Investment Partners, Ltd., filed via Edgar as Exhibit 9.1 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

          h.2 Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996 filed via Edgar as Exhibit 9.2 with Post-Effective Amendment No. 1 on March 31, 1997 and incorporated herein by reference.

          h.3 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation filed via Edgar as Exhibit
                  9.3 with the Registration Statement on June 24, 1996 and incorporated herein by reference.

          h.4 Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

          h.5 First Amendment to Financial Agent Agreement dated March 23, 1998 filed via Edgar as Exhibit 9.5 with Post-effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

          i. Opinion and consent of Counsel filed via Edgar with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.


          j.*     Consent of Accountants filed via Edgar herewith.


          k.      None

          l. Initial Capitalization Agreement filed via Edgar as Exhibit 13 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

          m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

          m.2 Class B Shares Distribution Plan filed via EDGAR with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

          n.      Financial Data Schedule.

          o.1 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective August 1, 1999, filed via EDGAR with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.

          o.2 First Amendment to the Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, dated February 24, 2000, filed via EDGAR with Post-Effective Amendment No. 7 on November 30, 2000 and incorporated herein by reference.


          p.* Code of Ethics of the Fund, its Adviser, subadvisers and Distributor filed via EDGAR herewith.

          q.* Powers of Attorney for all Trustees and Ms. Curtiss filed via EDGAR herewith.

--------------------
*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
   None.

ITEM 25. INDEMNIFICATION.
   The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement of certain losses.

   Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
   See "Management of the Fund" in the Prospectus for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-52167) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER.
   (a) PEPCO also serves as the principal underwriter for the following other investment companies:


       Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


   (b) Directors and executive officers of PEPCO are as follows:


NAME AND                                              POSITIONS AND OFFICES                        POSITIONS AND OFFICES
PRINCIPAL ADDRESS                                     WITH DISTRIBUTOR                             WITH REGISTRANT
-----------------                                     ----------------                             ---------------


William R. Moyer                                      Director, Executive Vice President,          Executive Vice President
56 Prospect Street                                    Chief Financial Officer and Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                                        President,                                   Executive Vice President
56 Prospect Street                                    Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480

Robert S. Driessen                                    Vice President, Compliance                   Vice President and
56 Prospect Street                                                                                 Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline Porter                                     Assistant Vice President,                    Assistant Treasurer
56 Prospect Street                                    Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480


   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
   All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 56 Prospect Street, Hartford, CT 06115, or its investment adviser, Phoenix-Aberdeen International Advisors, LLC. One American Row, Hartford, CT 06102, or the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.

ITEM 29. MANAGEMENT SERVICES.
   None.

ITEM 30. UNDERTAKINGS.
   None.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and State of Connecticut on the 27th day of November, 2002.


                                        PHOENIX-ABERDEEN SERIES FUND


ATTEST: /S/ RICHARD J. WIRTH               BY: /S/ PHILIP R. MCLOUGHLIN
       ------------------------------          ------------------------------
            RICHARD J. WIRTH                       PHILIP R. MCLOUGHLIN
            SECRETARY                              PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 27th day of November, 2002.


                     SIGNATURE                                                  TITLE
                     ---------                                                  -----
                                                                                Trustee
       ---------------------------------------
       Robert Chesek*

                                                                                Trustee
       ---------------------------------------
       E. Virgil Conway*

       /s/ Nancy G. Curtiss                                                     Treasurer (principal
       ---------------------------------------
       Nancy G. Curtiss                                                         financial and accounting officer)

                                                                                Trustee
       ---------------------------------------
       Harry Dalzell-Payne*

                                                                                Trustee
       ---------------------------------------
       Francis E. Jeffries*

                                                                                Trustee
       ---------------------------------------
       Leroy Keith, Jr.*


       /s/ Philip R. McLoughlin                                                 President and Director
       ---------------------------------------
       Philip R. McLoughlin

                                                                                Trustee
       ---------------------------------------
       Geraldine M. McNamara*

                                                                                Trustee
       ---------------------------------------
       Everett L. Morris*

                                                                                Trustee
       ---------------------------------------
       James M. Oates*


                                                                                Trustee
       ---------------------------------------
       Richard E. Segerson*


                                                                                Trustee
       ---------------------------------------
       Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin
    ----------------------------------------
*   Philip R. McLoughlin pursuant to powers of attorney.


                                      S-1